As filed with the Securities and Exchange Commission on October 20, 1995
                                           Registration No. 33-64254*
==========================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                            ___________________

                    POST-EFFECTIVE AMENDMENTS NO. 2 TO
                                 FORM S-6
                 FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT
                     TRUSTS REGISTERED ON FORM N-8B-2
                            ___________________

A.    Exact Name of Trust:
                         NATIONAL MUNICIPAL TRUST,
                                Series 162
                           Multistate Series 60


B.    Name of depositor:
                    PRUDENTIAL SECURITIES INCORPORATED

C.    Complete address of depositor's principal executive office:
                             One Seaport Plaza
                             199  Water Street
                         New York, New York 10292

D.    Name and complete address of agent for service:
                                                Copy to:
       LEE B. SPENCER, JR., ESQ.             KENNETH W. ORCE, ESQ.
   PRUDENTIAL SECURITIES INCORPORATED       CAHILL GORDON & REINDEL
             One Seaport Plaza                  80 Pine Street
             199 Water Street              New York, New York 10005
          New York, New York 10292

It is proposed that this filing will become effective (check appropriate box.)
 ___
/  / immediately upon filing on (date) pursuant to
      paragraph (b);
 ___
/X / on October 31, 1995 pursuant to paragraph (b);
 ___
/__/ 60 days after filing pursuant to paragraph (a);
 ___
/__/ on (date) pursuant to paragraph (a) of rule 485.

______________

CUSIPS:63701J363R;63701J371R;63701J389R                              MAIL CODE A

Prospectus--PART A

NOTE: PART A of this Prospectus may not be distributed unless accompanied by Part B.

--------------------------------------------------------------------------------

                                              NATIONAL MUNICIPAL TRUST
                                              Series 162
NMT
                                              Multistate Series 60
--------------------------------------------------------------------------------

The initial public offering of Units in each Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market.

The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder), through investment in a fixed portfolio consisting primarily of investment grade long-term state, municipal and public authority debt obligations, and the conservation of capital. In addition, in the opinion of bond counsel to the issuers of the obligations, the interest income on the obligations held by the underlying unit investment trusts composing Multistate Series 60 designated as the California Trust (Insured) and the New York Trust (Insured) (the ``California Trust (Insured)'' and the ``New York Trust (Insured)'', collectively the ``State Trusts'', or singularly, the ``State Trust'') (the ``Trusts'' or the ``Trust'' or in the case of the California Trust (Insured) and the New York Trust (Insured) the ``Insured Trusts'' as the context requires), is exempt from state and any local income taxes to individual Unit Holders resident in the State for which the State Trust is named. There is, of course, no guarantee that the Trusts' objectives will be achieved. The value of the Units of each Trust will fluctuate with the value of the portfolio of underlying Securities. Each municipal bond in an Insured Trust is covered by an irrevocable insurance policy as a result of which the Units of each Insured Trust were rated AAA by Standard & Poor's Corporation as of the Date of Deposit. Insurance guaranteeing the scheduled payment of principal of and interest on the securities in the California Trust (Insured) and the New York Trust (Insured) to the maturity of such Securities has been obtained at the cost of the issuer at the time of issuance. No representation is made as to the insurers' ability to meet their commitments. The Securities in Series 162 are not insured. The Securities in the Trusts are not insured by The Prudential Insurance Company of America. The Prospectus indicates the extent to which interest income of each Trust is subject to alternative minimum tax under the Internal Revenue Code of 1986, as amended. See ``'Schedule of Portfolio Securities'' and ``Portfolio Summary''.

                            Minimum Purchase: 1 Unit

PUBLIC OFFERING PRICE of the Units of each Trust is equal to the aggregate bid side evaluation of the underlying Securities in each Trust's Portfolio divided by the number of Units outstanding in such Trust, plus a sales charge as set forth in the table herein. (See Part B--``Public Offering of Units--Volume Discount.'') Units are offered at the Public Offering Price plus accrued interest. (See Part B--``Public Offering of Units.'')

--------------------------------------------------------------------------------
Sponsor:
                                              Prudential Securities (LOGO)
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
Please read and retain                                  Prospectus dated
this Prospectus for future reference                    October 31, 1995

                            NATIONAL MUNICIPAL TRUST
                                   Series 162
                              Multistate Series 60
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                      Page
Summary.................................................................................   Part A      A-i
Summary of Essential Information........................................................              A-vi
Independent Auditors' Report............................................................               A-1
Statement of Financial Condition........................................................               A-2
Schedule of Portfolio Securities........................................................               A-7
The Trust...............................................................................   Part B        1
     Portfolio Summary..................................................................                 2
     Insurance on the Securities in the Portfolio of an Insured Trust--General..........                 9
     Insurance on the Securities in the Portfolio of an Insured Trust--Insured to                       12
     Maturity...........................................................................
     Insurance on the Securities in the Portfolio of an Insured Trust--Insurers.........                13
     Objectives and Securities Selection................................................                15
     The Units..........................................................................                16
     Estimated Annual Income and Current Return Per Unit................................                16
Tax Status..............................................................................                17
  Insured Prudential Unit Trusts--Date of Deposits after April 2, 1986
     and National Municipal Trusts......................................................                20
Public Offering of Units................................................................                20
     Public Offering Price..............................................................                20
     Public Distribution................................................................                21
     Secondary Market...................................................................                21
     Profit of Sponsor..................................................................                22
     Volume Discount....................................................................                22
     Employee Discount..................................................................                23
Exchange Option.........................................................................                23
     Tax Consequences...................................................................                24
Reinvestment Program....................................................................                24
Expenses and Charges....................................................................                24
     Fees...............................................................................                24
     Other Charges......................................................................                25
Rights of Unit Holders..................................................................                25
     Certificates.......................................................................                25
     Distribution of Interest and Principal.............................................                26
     Reports and Records................................................................                27
     Redemption.........................................................................                28
Sponsor.................................................................................                29
     Limitations on Liability...........................................................                29
     Responsibility.....................................................................                29
     Resignation........................................................................                30
Trustee.................................................................................                30
     Limitations on Liability...........................................................                30
     Responsibility.....................................................................                31
     Resignation........................................................................                31
Evaluator...............................................................................                31
     Limitations on Liability...........................................................                31
     Responsibility.....................................................................                31
     Resignation........................................................................                31
Amendment and Termination of the Indenture..............................................                31
     Amendment..........................................................................                31
     Termination........................................................................                32
Legal Opinions..........................................................................                32
Auditors................................................................................                32
Bond Ratings............................................................................                33

--------------------------------------------------------------------------------

This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

No person is authorized to give any information or to make any representations with respect to this investment company not contained herein; and any information or representations not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
--------------------------------------------------------------------------------

                                    SUMMARY

    National Municipal Trust, Series 162 (``National Trust (Uninsured)'') and Multistate Series 60 which consists of two separate underlying unit investment trusts designated as the California Trust (Insured) and the New York Trust (Insured) (the ``California Trust (Insured)'' and the ``New York Trust (Insured)'', collectively, the ``State Trusts'', or singularly, the ``State Trust'') (the ``Trusts'' or the ``Trust'' or in the case of the California Trust (Insured) and the New York Trust (Insured) the ``Insured Trusts'' as the context requires) are composed of interest-bearing municipal bonds (the ``Securities''). The Securities in the State Trusts are issued primarily by or on behalf of the State for which the State Trust is named and counties, municipalities, authorities and political subdivisions thereof. The interest on these bonds, in the opinion of bond counsel to the issuing governmental authorities is, under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) and, as respects the underlying State Trusts, exempt from State and any local income taxes to individual Unit Holders resident in the State for which the State Trust is named.

    INSURANCE guaranteeing the scheduled payments of principal of and interest on the Securities in the portfolios of the Insured Trusts has been obtained by the issuer at the cost of the issuer at the time of issuance of the Securities from AMBAC Indemnity Corporation (``AMBAC''), Capital Market Assurance Corporation (``CapMAC''), Connie Lee Insurance Company (``Connie Lee''), Capital Guaranty Insurance Company (``Cap. Gty.''), Financial Security Assurance (``FSA''), Municipal Bond Insurance Association (``MBIA''), Municipal Bond Investors Assurance Corporation (``MBIAC''), and/or Financial Guaranty Insurance Company (``Financial Guaranty'' or ``FGIC'') (singularly, each an ``Insurance Company'' and, collectively, the ``Insurance Companies''). (See Part B--``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust''). As a result of the insurance, the Securities and the Units of the Insured Trusts have received a rating of AAA by Standard & Poor's Corporation. There can be no assurance that Units of the Insured Trusts will retain this AAA rating. There is, of course, no guarantee that the objectives of the Insured Trusts will be achieved since an issuer may be unable to meet its principal and interest payment obligations and, in such event, the Insurance Company involved may be unable to satisfy its insurance obligation. Insurance is not a substitute for the basic credit of an issuer, but supplements the issuer's existing credit and provides additional security therefor. NO REPRESENTATION IS MADE AS TO THE ABILITY OF THE INSURANCE COMPANIES TO MEET THEIR COMMITMENTS.

    MONTHLY DISTRIBUTIONS of principal, premium, if any, and interest received by each Trust will be made on or shortly after the twenty-fifth day of each month to Unit Holders of record as of the immediately preceding Record Date. (See Part B--``Rights of Unit Holders--Distribution of Interest and Principal''.) Alternatively, Unit Holders may elect to have their distributions reinvested in the Reinvestment Program of the Sponsor, as, if and when such program is available to Unit Holders. (See Part B--``Reinvestment Program.'')

    THE SPONSOR, although not obligated to do so, presently intends to maintain a secondary market for the Units in each Trust based on the aggregate bid side evaluation of the underlying Securities, as more fully described under Part B--``Public Offering of Units--Secondary Market--Public Offering Price.'' If such a market is not maintained, a Unit Holder may be able to dispose of his Units only through redemption at prices based on the aggregate bid side evaluation of the underlying Securities. (See Part B--``Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit.'')

    On October 21, 1993, Prudential Securities Incorporated entered into an omnibus settlement with the Securities and Exchange Commission (``SEC''), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (``NASD'') to resolve
                                      A-i
allegations that from 1980 through 1990 Prudential Securities Incorporated sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, Prudential Securities Incorporated consented to the entry of an SEC Administrative Order which stated that the conduct of Prudential Securities Incorporated violated the federal securities laws, directed Prudential Securities Incorporated to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, Prudential Securities Incorporated agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. Prudential Securities Incorporated has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. The settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. Prudential Securities Incorporated consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that Prudential Securities Incorporated committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that Prudential Securities Incorporated complies with the terms of the agreement. If, upon completion of the three year period, Prudential Securities Incorporated has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, Prudential Securities Incorporated violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, Prudential Securities Incorporated agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain Prudential Securities Incorporated limited partnership interests.

    SPECIAL CONSIDERATIONS. An investment in Units of each Trust should be made with an understanding of the risks which an investment in fixed rate long-term debt obligations may entail, including the risk that the value of the Units will decline with increases in interest rates. Insurance obtained by the Security issuer does not guarantee the market value of the securities or the value of the Units. Any such insurance obtained by the issuer may be considered to represent an element of market value in regard to the Securities thus insured. The insurance on the Securities in the Insured Trusts does not protect Unit Holders from the risk that the value of the units may decline. (See Part B--``The Trust--Portfolio Summary.'') The ratings of the Securities set forth in Part A--``Schedule of Portfolio Securities'' may have declined due to, among other factors (including a decline in the creditworthiness of an insurer in the case of an insured trust which may also result in a decline in the AAA rating of the units of an insured trust), a decline in creditworthiness of the issuer of said Securities.

    Note: ``Tax Status'' in Part B is amended so that the third paragraph is deleted and replaced with the following two paragraphs:

        If the proceeds received by the Trust upon the sale or redemption of an underlying Security exceed a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by the Trust upon the sale or redemption of an underlying Security are less than a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a loss for tax purposes to the extent of such difference.

        Any gain recognized on a sale or exchange of a Unit Holder's pro rata interest in a Security, and not constituting a realization of accrued ``market discount,'' and any loss will be a capital gain or loss, except in the case of a dealer or financial institution. Gain realized on the disposition of the interest of a Unit Holder in a market discount Security is treated as ordinary income to the extent the gain does not exceed the accrued market discount A Unit Holder has an interest in a market discount Security in a case in which (i) the Unit Holder purchased a Unit after April 30, 1993, and (ii) the tax cost for the Unit Holder's pro rata interest in the Security is less than the stated redemption price thereof at maturity (or the issue price plus original issue discount accrued up to the acquisition date, in the case of an original issue discount Security). If the market discount is less than .25% of the stated redemption price of the Security at maturity multiplied by the number of complete years to maturity, the market discount shall be considered to be zero. Any capital gain or loss arising from the disposition of a Unit Holder's pro rata interest in a Security will
                                      A-ii
    be a long-term capital gain or loss if the Unit Holder has held his or her Units and the Trust has held the Security for more than one year. Under the Code, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such net capital gain may, however, result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

    In addition, the sixth paragraph of ``Tax Status'' in Part B is amended to delete such paragraph and replace it with the following two paragraphs:

        Persons in receipt of Social Security benefits should be aware that a portion of such Social Security benefits may be includible in gross income. For a taxpayer whose modified adjusted gross income plus one-half of his or her Social Security benefits does not exceed $34,000 ($44,000 for married taxpayers filing a joint return), the includible amount is the lesser of (i) one-half of the Social Security benefits or (ii) one-half of the amount by which the sum of ``modified adjusted gross income'' plus one-half of the Social Security benefits exceeds $25,000 in the case of unmarried taxpayers and $32,000 in the case of married taxpayers filing a joint return. All other taxpayers receiving Social Security benefits are required to include up to 85% of their Social Security benefits in income.

        Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax exempt interest on municipal obligations including interest on the Securities. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income and therefore may be taxable.

    Note: ``Public Offering of Units--Volume Discount'' in Part B is replaced with the following:

    VOLUME DISCOUNT

    The sales charge per Unit will be computed by multiplying the Evaluator's determination of the bid side evaluation of each Security by a sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Security, totalling all such calculations, and dividing this total by the number of Units then outstanding. In calculating the date of maturity, a Security will be considered to mature on its stated maturity date unless: (a) the Security has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier call date, in which case the call date will be deemed the date on which such Security matures, or (b) the Security is subject to a mandatory tender, in which case the mandatory tender date will be deemed the date on which such Security matures.

                            (As Percent of Bid    (As Percent of Public
    Time to Maturity         Side Evaluation)        Offering Price)
-------------------------   ------------------    ---------------------
Less than six months.....              0%                     0%
Six months to 1 year.....          0.756%                  0.75%
Over 1 year to 2 years...          1.523%                  1.50%
Over 2 years to 4
years....................          2.564%                  2.50%
Over 4 years to 8
years....................          3.627%                  3.50%
Over 8 years to 15
years....................          4.712%                  4.50%
Over 15 years............          5.820%                  5.50%

    The sales charge per Unit will be reduced pursuant to the following graduated scale for sales to any person of at least 100 Units.

     Number of Units        % of Sales Charge
-------------------------   ------------------
Less than 100 Units......           100%
100-249 Units............            90%
250-499 Units............            80%
500-749 Units............            75%
750-999 Units............            70%
1,000 Units or More......            65%

    The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of a Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

    Note: ``Rights of Unit Holders--Distribution of Interest and Principal'' in Part B is amended so that the third sentence of the fifth paragraph of such section reads, ``Record dates for monthly distributions will be the tenth day of each month, record dates for quarterly distributions will be the tenth day of January, April, July and October, and record dates for semi-annual distributions will be the tenth day of January and July.'' The first sentence of the seventh paragraph of such section is amended to read as follows, ``As of the tenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust. (See ``Expenses and Charges''.)''

    The reference to the ``fifth business day'' in ``Rights of Unit Holders--Computation of Redemption Price per Unit'' in Part B is amended to read ``third business day''.

    ``Auditors'' in Part B is amended so that ``Deloitte & Touche'' is replaced with ``Deloitte & Touche LLP''.

    ``Evaluator'' in Part B is amended so that ``Kenny Information Systems, Inc.'' is replaced with ``J.J. Kenny Co., Inc.''.

    The section titled ``Trustee'' in Part B is amended so that ``United States Trust Company of New York, with its principal place of business at 114 West 47th Street, New York, New York 10036, and its unit investment trust office at 770 Broadway, New York, New York 10003'' is replaced with ``The Chase Manhattan Bank (National Association), with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New York 10003''.

Portfolio Summary

   National Trust (Uninsured)

    The Portfolio contains 11 issues of Securities of issuers located in 9 states. All of the issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Securities may be derived from more than one source, the primary sources of such income and the percentage of issues deriving income from such sources are as follows: education facilities: 2.0%* of the Trust; health and hospital facilities: 29.8%* of the Trust; housing facilities: 6.8%* of the Trust; pollution facilities: 16.3%* of the Trust; resource recovery facilities:
6.7%* of the Trust; transportation facilities: 19.9%* of the Trust; utility facilities: 8.8%* of the Trust; water and sewer facilities: 9.7%* of the Trust. The Trust is concentrated in health and hospital facilities Securities.

    The Portfolio also contains Securities representing 6.8%* of the Trust (single-family housing securities) which are subject to the requirements of
Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986.

    Approximately 6.8%* of the Securities in the Trust also contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period which typically does not exceed three years from the date of issuance of such Securities.

    70.2%* of the Securities in the Trust are rated by Standard & Poor's Corporation (2.0%* being rated AAA, 6.8%* being rated AA, 48.1%* being rated A and 13.3%* being rated BBB) and 29.8%* of the Securities in the Trust are rated by Moody's Investors Service (16.9%* being rated A and 12.9%* being rated Baa). For a description of the meaning of the applicable rating symbols as published by Standard & Poor's and Moody's, see Part B--``Bond Ratings''. It should be emphasized, however, that the ratings of Standard & Poor's and Moody's represent their opinions as to the quality of the securities which they undertake to rate and that these ratings are general and are not absolute standards of quality.

    Eight Securities in the Trust have been issued with an ``original issue discount''. (See Part B--``Tax Status''.)

    Of these original issue discount bonds, approximately 7.1% of the aggregate principal amount of the Securities in the Trust (although only 2.0%* of the aggregate bid price of all Securities in the Trust) are zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds, and discount maturity payment bonds).

------------
    * Percentages computed on the basis of the aggregate bid price of the Securities in the Trust on September 22, 1995.

   Alternative Minimum Tax

    As of the date of the Summary of Essential Information, the Sponsor's affiliate, The Prudential Investment Corporation, estimates that 36.6% of the estimated annual income per Unit consists of interest on private activity bonds, which interest is to be treated as a tax preference item for alternative minimum tax purposes (See ``Tax Status'' and ``Schedule of Portfolio Securities'').

    The Sponsor participated as sole underwriter or manager or member of underwriting syndicates from which approximately 6.8%* of the Trust was acquired.

   California Trust (Insured)

    The Portfolio contains 7 issues of Securities of issuers located in the State of California. All of the issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Securities may be derived from more than one source, the primary sources of such income and the percentage of issues deriving income from such sources are as follows: education facilities: 2.1%* of the Trust; health and hospital facilities: 11.6%* of the Trust; pollution control facilities: 18.2%* of the Trust; special tax bonds: 17.2%* of the Trust; tax allocation bonds: 17.1%* of the Trust; certificates of participation: 33.8%* of the Trust. The Trust is concentrated in certificates of participation.

    100%* of the Securities in the Trust are rated AAA by Standard & Poor's Corporation. For a description of the meaning of the applicable rating symbols as published by Standard & Poor's see Part B--``Bond Ratings''. It should be emphasized, however, that the ratings of Standard & Poor's represent its opinion as to the quality of the Securities which it undertakes to rate and that these ratings are general and are not absolute standards of quality.

    Five Securities in the Trust have been issued with an ``original issue discount''. (See Part B--``Tax Status''.)

    Of these original issue discount bonds, approximately 5.0% of the aggregate principal amount of the Securities in the Trust (although only 2.1%* of the aggregate bid price of all Securities in the Trust) are zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds, and discount maturity payment bonds).

    The Securities in the Trust are insured to maturity by the insurance obtained by the issuer from the following insurance companies: AMBAC: 17.1%*;
FSA: 16.7%*; FGIC: 37.5%*; MBIA & MBIAC: 28.7%*.

   Alternative Minimum Tax

    The Sponsor's affiliate, The Prudential Investment Corporation, estimates that 19.4% of the estimated annual income per unit consists of interest on private activity bonds, which interest is to be treated as a tax preference item for alternative minimum tax purposes (see ``Tax Status'' and ``Schedule of Portfolio Securities'').

   New York Trust (Insured)

    The Portfolio contains 8 issues of Securities of issuers located in the State of New York. One of the issues (17.3%* of the Trust) is a general obligation of a governmental entity and is backed by the general taxing powers of that entity. The remaining issues are payable from the income of specific projects or authorities and are not supported by the issuer's power to levy taxes. Although income to pay such Securities may be derived from more than one source, the primary sources of such income and the percentage of issues deriving income from such sources are as follows; education facilities: 2.4%* of the Trust; health and hospital facilities: 32.0%* of the Trust; lease facilities:
14.6%* of the Trust; transportation facilities: 16.5%* of the Trust; water and sewer facilities: 17.2%* of the Trust. The Trust is concentrated in health and hospital facilities Securities.

    100%* of the Securities in the Trust are rated AAA by Standard & Poor's Corporation. For a description of the meaning of the applicable rating symbols as published by Standard & Poor's, see Part B--``Bond Ratings''. It should be emphasized, however, that the ratings of Standard & Poor's represent its opinion as to the quality of the Securities which it undertakes to rate and that these ratings are general and are not absolute standards of quality.

------------
    * Percentages computed on the basis of the aggregate bid price of the Securities in the Trust on September 22, 1995 for the National Trust (Uninsured) and on September 20, 1995 for the California Trust (Insured) and New York Trust (Insured), respectively.

    Seven Securities in the Trust have been issued with an ``original issue discount''. (See Part B--``Tax Status''.)

    Of these original issue discount bonds, approximately 6.7% of the aggregate principal amount of the Securities in the Trust (although only 2.4%* of the aggregate bid price of all Securities in the Trust) are zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds, and discount maturity payment bonds).

    The Securities in the Trust are insured to maturity by the insurance obtained by the issuer from the following insurance companies: Cap. Gty.:
49.3%*; Cap. MAC: 14.6%*; FSA: 16.5%*; FGIC: 17.2%*; MBIA & MBIAC: 2.4%*.

   Alternative Minimum Tax

    The Sponsor participated as sole underwriter or manager or member of underwriting syndicates from which approximately 34.5%* of the Trust was acquired.

------------
    * Percentages computed on the basis of the aggregate bid price of the Securities in the Trust on September 22, 1995 for the National Trust (Uninsured) and on September 20, 1995 for the California Trust (Insured) and New York Trust (Insured), respectively.

                        SUMMARY OF ESSENTIAL INFORMATION

                            NATIONAL MUNICIPAL TRUST
                                   SERIES 162
                                  (UNINSURED)
                            As of September 22, 1995

FACE AMOUNT OF SECURITIES.......................... $7,995,000.00
NUMBER OF UNITS....................................         8,000
FRACTIONAL UNDIVIDED INTEREST IN THE TRUST
  REPRESENTED BY EACH UNIT.........................     1/8,000th
PUBLIC OFFERING PRICE
  Aggregate bid side evaluation of Securities in
    the Trust...................................... $7,546,101.75
  Divided by 8,000 Units........................... $      943.26
  Plus sales charge of 5.500% of Public Offering
    Price (5.820% of net amount invested in
    Securities).................................... $       54.90
                                                    -------------
  Public Offering Price per Unit(2)(4)............. $      998.16
                                                    -------------
                                                    -------------
REDEMPTION PRICE AND SPONSOR'S REPURCHASE PRICE PER
  UNIT (based on bid side evaluation of underlying
  Securities, $54.90 less than Public Offering
  Price per Unit)(4)............................... $      943.26
                                                    -------------
                                                    -------------
MINIMUM PRINCIPAL DISTRIBUTION: No distribution need be made from the Principal Account if the balance therein is less than $1 per Unit.
SPONSOR'S ANNUAL PORTFOLIO SUPERVISION FEE: Maximum $.25 per
  $1,000 face amount of underlying Securities.
PREMIUM AND DISCOUNT ISSUES IN PORTFOLIO:
  Face amount of Securities with bid side evaluation:
  over par--42.3%; at par--0%; at a discount from par--57.7%
EVALUATOR'S FEE FOR EACH EVALUATION: Maximum of $14.
EVALUATION TIME: 3:30 P.M. New York time
MANDATORY TERMINATION DATE: The Trust will terminate on the date of the maturity, redemption, sale or other disposition of the last Security held in the Trust.
MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of the Trust is less than $3,200,000.
Percentage of Unit Holders required to consent in order to amend
  (as permitted) the Trust. Indenture and Agreement (except under certain circumstances when Unit Holder consent is not
  required).................................................. 51%
Percentage of Unit Holders required to consent in order to
  terminate the Trust........................................ 51%
DATE OF DEPOSIT: July 28, 1993(1)

                                                                                                    Monthly
                                                                                                    -------
CALCULATION OF ESTIMATED NET ANNUAL INCOME PER UNIT
  Estimated Annual Income per Unit...............................................................   $60.58
  Less estimated annual expenses per Unit(3).....................................................    (1.56)
                                                                                                    -------
  Estimated Net Annual Income per Unit...........................................................   $59.02
                                                                                                    -------
                                                                                                    -------
Trustee's Annual Fee per $1,000 principal amount of underlying Securities........................   $ 1.05
Daily Rate of Income Accrual per Unit............................................................   $.1639
Estimated Current Return (based on Public Offering Price)(5)(6)..................................     5.91%
Estimated Long-Term Return(6)....................................................................    5.980%
INTEREST DISTRIBUTION
  Estimated Net Annual Income per Unit / 12......................................................   $ 4.91
Record Dates--Monthly: tenth day of each month
Distribution Dates--Monthly: twenty-fifth day of each month

------------
    (1) The Date of Deposit is the date on which the Indenture was signed and the deposit of Securities with the Trustee was made.

    (2) This Public Offering Price is computed as of September 22, 1995 and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.

    (3) Includes Trustee's fee, Sponsor's Portfolio supervision fee, estimated expenses and Evaluator's fees.

    (4) Exclusive of accrued interest which to September 27, 1995, the expected date of settlement for the purchase of Units on September 22, 1995, was $15.07.

    (5) The estimated current return is increased for transactions entitled to a reduced sales charge. (See Part B--``The Trust''--``Estimated Annual Income and Current Return per Unit.'')

    (6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated on a pre-tax basis using a formula which takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The after-tax Estimated Long-Term Return will be lower to the extent of any taxation on the disposition of securities. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the above indicated calculation date of the Summary of Essential Information.

                        SUMMARY OF ESSENTIAL INFORMATION

                            NATIONAL MUNICIPAL TRUST
                              MULTISTATE SERIES 60
                                CALIFORNIA TRUST
                                   (INSURED)
                            As of September 20, 1995
                   STANDARD & POOR'S CORPORATION RATING: AAA

FACE AMOUNT OF SECURITIES.......................... $2,995,000.00
NUMBER OF UNITS....................................         2,995
FRACTIONAL UNDIVIDED INTEREST IN THE TRUST
  REPRESENTED BY EACH UNIT.........................     1/2,995th
PUBLIC OFFERING PRICE
  Aggregate bid side evaluation of Securities in
    the
    Trust.......................................... $2,837,597.50
  Divided by 2,995 Units........................... $      947.44
  Plus sales charge of 5.500% of Public Offering
    Price (5.820% of net amount invested in
    Securities).................................... $       55.14
                                                    -------------
  Public Offering Price per Unit(2)(4)............. $    1,002.58
                                                    -------------
                                                    -------------
REDEMPTION PRICE AND SPONSOR'S REPURCHASE PRICE PER
  UNIT (based on bid side evaluation of underlying
  Securities, $55.14 less than Public Offering
  Price per Unit)(4)............................... $      947.44
                                                    -------------
                                                    -------------
MINIMUM PRINCIPAL DISTRIBUTION: No distribution need be made from the Principal Account if the balance therein is less than $1 per Unit.
SPONSOR'S ANNUAL PORTFOLIO SUPERVISION FEE: Maximum $.05 per
  $1,000 face amount of underlying Securities.
PREMIUM AND DISCOUNT ISSUES IN PORTFOLIO:
  Face amount of Securities with bid side evaluation:
  over par--16.7%; at par--0%; at a discount from par--83.3%
EVALUATOR'S FEE FOR EACH EVALUATION: Maximum of $14.
EVALUATION TIME: 3:30 P.M. New York time
MANDATORY TERMINATION DATE: The Trust will terminate on the date of the maturity, redemption, sale or other disposition of the last Security held in the Trust.
MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of the Trust is less than $1,200,000.
Percentage of Unit Holders required to consent in order to amend
  (as permitted) the Trust. Indenture and Agreement (except under certain circumstances when Unit Holder consent is not
  required).................................................. 51%
Percentage of Unit Holders required to consent in order to
  terminate the Trust........................................ 51%
DATE OF DEPOSIT: July 28, 1993(1)

                                                                                                    Monthly
                                                                                                    -------
CALCULATION OF ESTIMATED NET ANNUAL INCOME PER UNIT-
  Estimated Annual Income per Unit...............................................................   $55.16
  Less estimated annual expenses per Unit(3).....................................................    (1.62)
                                                                                                    -------
  Estimated Net Annual Income per Unit...........................................................   $53.54
                                                                                                    -------
                                                                                                    -------
Trustee's Annual Fee per $1,000 principal amount of underlying Securities........................   $ 1.05
Daily Rate of Income Accrual per Unit............................................................   $.1487
Estimated Current Return (based on Public Offering Price)(5)(6)..................................     5.34%
Estimated Long-Term Return(6)....................................................................    5.403%
INTEREST DISTRIBUTION
  Estimated Net Annual Income per Unit / 12......................................................   $ 4.46
Record Dates--Monthly: tenth day of each month
Distribution Dates--Monthly: twenty-fifth day of each month

------------
    (1) The Date of Deposit is the date on which the Indenture was signed and the deposit of Securities with the Trustee was made.
    (2) This Public Offering Price is computed as of September 20, 1995 and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.
    (3) Includes Trustee's fee, Sponsor's Portfolio supervision fee, estimated expenses and Evaluator's fees.
    (4) Exclusive of accrued interest which to September 25, 1995, the expected date of settlement for the purchase of Units on September 20, 1995 was $14.17
    (5) The estimated current return is increased for transactions entitled to a reduced sales charge. (See Part B--``The Trust''--``Estimated Annual Income and Current Return per Unit.'')
    (6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated on a pre-tax basis using a formula which takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The after-tax Estimated Long-Term Return will be lower to the extent of any taxation on the disposition of securities. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the above indicated calculation date of the Summary of Essential Information.

                        SUMMARY OF ESSENTIAL INFORMATION

                            NATIONAL MUNICIPAL TRUST
                              MULTISTATE SERIES 60
                                 NEW YORK TRUST
                                   (INSURED)
                            As of September 20, 1995
                   STANDARD & POOR'S CORPORATION RATING: AAA

FACE AMOUNT OF SECURITIES.......................... $3,000,000.00
NUMBER OF UNITS....................................         3,000
FRACTIONAL UNDIVIDED INTEREST IN THE TRUST
  REPRESENTED BY EACH UNIT.........................     1/3,000th
PUBLIC OFFERING PRICE
  Aggregate bid side evaluation of Securities in
    the
    Trust.......................................... $2,859,400.20
  Divided by 3,000 Units........................... $      953.13
  Plus sales charge of 5.500% of Public Offering
    Price (5.820% of net amount invested in
    Securities).................................... $       55.49
                                                    -------------
  Public Offering Price per Unit(2)(4)............. $    1,008.60
                                                    -------------
                                                    -------------
REDEMPTION PRICE AND SPONSOR'S REPURCHASE PRICE PER
  UNIT (based on bid side evaluation of underlying
  Securities, $55.47 less than Public Offering
  Price per Unit)(4)............................... $      953.13
                                                    -------------
                                                    -------------
MINIMUM PRINCIPAL DISTRIBUTION: No distribution need be made from the Principal Account if the balance therein is less than $1 per Unit.
SPONSOR'S ANNUAL PORTFOLIO SUPERVISION FEE: Maximum $.05 per
  $1,000 face amount of underlying Securities.
PREMIUM AND DISCOUNT ISSUES IN PORTFOLIO:
  Face amount of Securities with bid side evaluation:
  over par--31.3%; at par--0%; at a discount from par--68.7%
EVALUATOR'S FEE FOR EACH EVALUATION: Maximum of $14.
EVALUATION TIME: 3:30 P.M. New York time
MANDATORY TERMINATION DATE: The Trust will terminate on the date of the maturity, redemption, sale or other disposition of the last Security held in the Trust.
MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of the Trust is less than $1,200,000.
Percentage of Unit Holders required to consent in order to amend
  (as permitted) the Trust. Indenture and Agreement (except under certain circumstances when Unit Holder consent is not
  required).................................................. 51%
Percentage of Unit Holders required to consent in order to
  terminate the Trust........................................ 51%
DATE OF DEPOSIT: July 28, 1993(1)

                                                                                                    Monthly
                                                                                                    -------
CALCULATION OF ESTIMATED NET ANNUAL INCOME PER UNIT
  Estimated Annual Income per Unit...............................................................   $54.60
  Less estimated annual expenses per Unit(3).....................................................    (1.63)
                                                                                                    -------
  Estimated Net Annual Income per Unit...........................................................   $52.97
                                                                                                    -------
                                                                                                    -------
Trustee's Annual Fee per $1,000 principal amount of underlying Securities........................   $ 1.05
Daily Rate of Income Accrual per Unit............................................................   $.1471
Estimated Current Return (based on Public Offering Price)(5)(6)..................................     5.25%
Estimated Long-Term Return(6)....................................................................    5.261%
INTEREST DISTRIBUTION
  Estimated Net Annual Income per Unit / 12......................................................   $ 4.41
Record Dates--Monthly: tenth day of each month
Distribution Dates--Monthly: twenty-fifth day of each month

------------
    (1) The Date of Deposit is the date on which the Indenture was signed and the deposit of Securities with the Trustee was made.
    (2) This Public Offering Price is computed as of September 20, 1995 and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.
    (3) lncludes Trustee's fee, Sponsor's Portfolio supervision fee, estimated expenses and Evaluator's fees.
    (4) Exclusive of accrued interest which to September 25, 1995, the expected date of settlement for the purchase of Units on September 20, 1995 was $13.50
    (5) The estimated current return is increased for transactions entitled to a reduced sales charge. (See Part B--``The Trust''--``Estimated Annual Income and Current Return per Unit.'')
    (6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated on a pre-tax basis using a formula which takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The after-tax Estimated Long-Term Return will be lower to the extent of any taxation on the disposition of securities. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the above indicated calculation date of the Summary of Essential Information.

Risk Factors

    Potential purchasers of the Units of a State Trust should consider the fact that the Trust's Portfolio consists primarily of Securities issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Securities. Each State Trust is subject to certain additional risk factors:

    The Sponsor believes the information summarized below describes some of the more significant aspects of each of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

California Trust

    Since the start of the 1990-91 fiscal year, California has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. Employment levels are expected to stabilize before net employment starts to increase, and pre-recession job levels are not expected to be reached for several more years. Unemployment is expected to remain above 9% through 1994.

    The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and community colleges, health, welfare and corrections - growing at rates higher than the growth rates for the principal revenue sources of the General Fund. (The General Fund, the State's main operating fund, consists of revenues which are not required to be credited to any other fund.) As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specified purposes.) The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the fiscal year is now expected to be only about $500 million. Thus, the accumulated budget deficit at June 30, 1994 is now estimated by the Department of Finance to be approximately $2 billion, and the deficit will not be retired by June 30, 1995 as planned. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    The State's tax revenue clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. The May 1994 revision to the 1994-95 Governor's Budget (the ``May Revision''), released May 20, 1994, assumes that the State will start recovery from recessionary conditions in 1994, with a modest upturn beginning in 1994 and continuing into 1995, a year later than predicted in the May 1993 Department of Finance economic projection. Pre-recession job levels are not expected to be reached until 1997.

    However, there is growing evidence that California is showing signs of an economic turnaround, and the May Revision is revised upward from the Governor's January Budget forecast. Since the Governor's January Budget forecast, 1993 non-farm employment has been revised upward by 31,000 jobs. Employment in the early months of 1994 has shown encouraging signs of growth, several months sooner than was contemplated in the January Budget forecast. Between December 1993 and April 1994, payrolls are up by 50,000 jobs.

    On January 17, 1994 the Northridge earthquake, measuring an estimated 6.8 on the Richter Scale, struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion or more, but these estimates are still subject to change.

    Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such emergency by the State and local agencies.

    Damage to State-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and
210. Most of the major highways (Interstates 5 and 10) have now been reopened. The campus at California State University Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in the temporary closure of the campus. It reopened using borrowed facilities elsewhere and many temporary structures. There was also some damage to the University of California at Los Angeles and to the Van Nuys State Office Building (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

    The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State-owned facilities. The federal government has provided substantial earthquake assistance. The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. It is now estimated that the overall effect of the earthquake on the regional and State economy will not be serious. The earthquake may have dampened economic activity briefly during late January and February, but the rebuilding efforts are now adding a small measure of stimulus.

    Sectors which are now contributing to California's recovery include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. These trends are expected to continue, and by next year, much of the restructuring in the finance and utilities industries should be nearly completed. As a result of these factors, average 1994 non-farm employment is now forecast to maintain 1993 levels compared to a projected 0.6% decline in the Governor's January Budget forecast. 1995 employment is expected to be up 1.6% compared to 0.7% in the January Budget forecast.

    The Northridge earthquake resulted in a downward revision of this year's personal income growth - from 4% in the Governor's January Budget forecast to 3.6%. However, this decline is more than explained by the $5.5 billion charge against rental and proprietor's income - equal to 0.8% of total income - reflecting uninsured damage from the quake. Next year, without the quake's effects, income is projected to grow 6.1% compared to 5% projected in the January Budget forecast. Without the quake's effects, income was little changed in the May Revision compared to the January Budget forecast.

    The housing forecast remains essentially unchanged from the January Budget forecast. Although existing sales have strengthened and subdivision surveys indicated increased new home sales, building permits are up only slightly from recession lows. Gains are expected in the months ahead, but higher mortgage interest rates will dampen the upturn. Essentially, the Northridge earthquake adds a few thousand housing units to the forecast, but this effect is offset by higher interest rates.

    Interest rates represent one of several downside risks to the forecast. The rise in interest rates has occurred more rapidly than contemplated in the Governor's January Budget forecast. In addition to affecting housing, higher rates may also dampen consumer spending, given the high percentage of California homeowners with adjustable-rate mortgages. The May Revision forecast includes a further rise in the Federal Funds rate to nearly 5% by the beginning of 1995. Should rates rise more steeply, housing and consumer spending would be adversely affected.

    The unemployment upturn is still tenuous. The Employment Development Department revised down February's employment gain and March was revised to a small decline. Unemployment rates in California have been volatile since January, ranging from 10.1% to a low of 8.6%, with July's figure at 9%. The small sample size coupled with changes made to the survey instrument in January contributed to this volatility.

  1993-94 Budget

    The Governor's Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in State spending.

    The May Revision of the Governor's Budget, released on May 20, 1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May Revision did not calculate a ``gap'' to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

    The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year with the issuance of $2 billion of revenue anticipation notes maturing June 28, 1994.

    The 1993-94 Budget Act was predicated on revenue and transfer estimates of $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991 -a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

    The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93. The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase. The Budget Act reflected the following major adjustments:

    1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts. The property tax losses for cities and counties were offset in part by additional sales tax revenues and relief from some state mandated programs. Litigation by local governments challenging this shift has so far been unsuccessful. In November 1993 the voters approved the permanent extension of the 0.5% sales tax for local public safety purposes.

    2. The Budget projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by providing schools a $609 million loan payable from future years' Proposition 98 funds.

    3. The Budget assumed receipt of $692 million in aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

    4. Reductions of $600 million in health and welfare programs.

    5. A 2-year suspension of the renters' tax credit ($390 million expenditure reduction in 1993-94).

    6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

    Administration reports during the course of the 1993-94 fiscal year have indicated that, although economic recovery appears to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes, which require greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The most recent reports, however, in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

    During the 1993-94 fiscal year, the State implemented the Deficit Reduction Plan, which was a part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994, maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original Budget Act assumption, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion. Because of the revenue shortfall and the State's reduced internal borrowing cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Reduction Plan, the State issued an additional $2 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

  1994-95 Budget

    The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's May Revision to his Budget proposal recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The May Revision sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated deficit, estimated at about $2 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, about $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improved economy. Also included in this figure is the projected receipt of about $360 million from the Federal Government to reimburse the State for the cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal fiscal year 1995 Budget is completed, which is expected to be by October 1994. The Legislature took no action on a proposal in the Governor's January Budget to undertake expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated levels.

    The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. The principal features of the Budget Act were the following:

    1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented aliens, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal fiscal year 1994 Budget is passed.

    2. Reductions of approximately $1.1 billion in health and welfare programs.

    3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for the California State University. It is anticipated that student fees for both the U.C. and the C.S.U will increase up to 10%.

    4. Proposition 98 funding for K-14 schools is increased by $526 million from the 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

    5. Legislation enacted with the Budget Act clarifies laws passed in 1992 and 1993 requiring counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented programs providing less moneys to schools if there were redevelopment agencies projects. The legislation bans this method of transfers.

    6. The Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called ``Three Strikes'' law) which requires mandatory life sentences for certain third-time felony offenders.

    7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

    The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for 1993 and 1994. A ballot proposition to permanently restore the renters' credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, saving about $390 million in the 1995-96 fiscal year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and warrants. Issuance of the warrants allows the State to defer repayment of approximately $1 billion of its accumulated budget deficit into the 1995-96 fiscal year.

    THE FOREGOING DISCUSSION OF THE 1993-94 AND 1994-95 FISCAL YEAR BUDGETS IS BASED IN LARGE PART ON STATEMENTS MADE IN A RECENT ``PRELIMINARY OFFICIAL STATEMENT'' DISTRIBUTED BY THE STATE OF CALIFORNIA. IN THAT DOCUMENT, THE STATE INDICATED THAT ITS DISCUSSION OF THE 1994-95 FISCAL YEAR BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF
                                     A-xiii

REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THE STATE NOTED FURTHER THAT THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

  State Appropriations Limit

    The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the ``Appropriations Limit''), and is prohibited from spending ``appropriations subject to limitation'' in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. ``Appropriations subject to limitation'' are authorizations to spend ``proceeds of taxes,'' which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits. The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

    Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-92 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate ``test'' provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools but which exceeded the reduced appropriation was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.083 billion of the amount budgeted to K-14 schools was designated to ``repay'' the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To maintain per-average daily attendance (``ADA'') funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools. A Sacramento County Superior Court in California Teachers' Association, et al. v. Gould, et al., has ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. The impact of the court's ruling on the State budget and funding for schools is unclear and will remain unclear until the court's written ruling, which is currently being prepared, is issued.

    The 1994-95 Budget Act has appropriated $14.4 billion of Proposition 98 funds for K-14 schools, exceeding the minimum Proposition 98 guaranty by $8 million to maintain K-12 funds per pupil at $4,217. Based upon State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 908 for the 1993-94 fiscal year to reflect a need in appropriations for school district and county officers of education, as well as an anticipated deficiency in special education funding.

    Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the bonds in the Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as
                                     A-xiv
mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.

  State Indebtedness

    As of July 1, 1994, the State had over $18.39 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in the aggregate amount of approximately $5.16 billion remained unissued as of July 1, 1994. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of June 30, 1994, the State had approximately $5.09 billion of outstanding Lease-Purchase Debt.

    In addition to the general obligation bonds, State agencies and authorities had approximately $23.3 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1994. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.

  Litigation

    The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees, and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve reimbursement to school districts for voluntary school desegregation and state mandated costs, challenges to Medi-Cal eligibility, recovery for flood damages, and liability for toxic waste cleanup. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligations.

    On June 20, 1994, the United States Supreme Court, in two companion cases, upheld the validity of California's prior method of taxing multinational corporations under a ``unitary'' method of accounting for their worldwide earnings, thus avoiding tax refunds of approximately $1.55 billion by the State, and enabling the State to collect $620 million in previous assessments. Barclays Bank PLC v. Franchise Tax Board concerned foreign corporations, and Colgate-Palmolive v. Franchise Tax Board concerned domestic corporations.

  Ratings

    On July 15, 1994, Standard & Poor's Corporation (``Standard & Poor's''), Moody's Investors Service, Inc. (``Moody's''), and Fitch Investors Service, Inc. (``Fitch'') all downgraded their ratings of California's general obligation bonds. These bonds are usually sold in 20-to 30-year increments and used to finance the construction of schools, prisons, water systems and other projects. The ratings were reduced by Standard & Poor's from ``A''+ to ``A'', by Moody's from ``Aa'' to ``A1'', and by Fitch from ``AA'' to ``A''. Since 1991, when it had a ``AAA'' rating, the State's rating has been downgraded three times by all three ratings agencies. All three agencies cite the 1994-95 Budget Act's dependence on a ``questionable'' federal bailout to pay for the cost of illegal immigrants, the Proposition 98 guaranty of a minimum portion of State revenues for kindergarten through community college, and the persistent deficit requiring more borrowing as reasons for the reduced rating. Another concern was the State's reliance on a standby mechanism which could trigger across-the-board reductions in all State programs, and which could disrupt State operations, particularly in fiscal year 1995-96. However, a Standard & Poor's spokesman stated that, although the lowered ratings means California is a riskier borrower, Standard & Poor's anticipates that the State will pay off its debts and not default. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised.

New York Trust

   New York State

    The recent national and regional economic recession has caused a substantial reduction in State tax receipts. This reduction is the principal cause of the imbalance between recurring receipts and disbursements that faced the Governor
                                      A-xv
and Legislature in the adoption of the budget for the 1991-92 and subsequent fiscal years. The Governor is required by the State Constitution to submit an Executive Budget that balances receipts and disbursements.

    As a result of the recent national and regional economic recession, the State's projections of tax revenues for its 1991-92 and 1992-93 fiscal years were substantially reduced. Consequently, the State took various actions for its 1991-92 fiscal year, which included increases in certain State taxes and fees, substantial decreases in certain expenditures from previously projected levels, including cuts in State operations and reductions in State aid to localities, and the sale of $531 million of short-term deficit notes prior to the end of the State's 1991-92 fiscal year. The State's 1992-93 budget was passed on time, closing an estimated $4.8 billion imbalance resulting primarily from the national and regional economic recession. Major budgetary actions included a freeze in the scheduled reduction in the personal income tax and business tax surcharge, adoption of significant Medicaid cost containment or revenue initiatives, and cost reductions in both agency operations and grants to local governments from previously anticipated levels. For its 1992-93 fiscal year, the State had a balanced budget on a cash basis with a positive margin of $671 million. This performance was primarily attributable to income tax collections that were more than $700 million higher than originally projected.

    The January 18, 1994 revision to the 1993-94 State Financial Plan projects a General Fund surplus of $299 million reflecting an improving economy. Positive developments affecting both receipts and disbursements contributed to this improved outlook. Total receipts and transfers from other funds are estimated at $32.862 billion and total disbursements and transfers to other funds are estimated at $32.182 billion. Also included are a $67 million repayment to the State's Tax Stabilization Reserve Fund and a $314 million transfer to the State's Contingency Reserve Fund.

    The 1994-95 State Financial Plan projects a balanced General Fund with total receipts and transfers from other funds estimated at $33.422 billion, including the 1993-94 $299 million surplus, and total disbursements and transfers to other funds estimated at $33.399 billion. Also included is a $23 million repayment to the State's Tax Stabilization Reserve Fund resulting in a projected balance of $157 million at the end of fiscal 1994-95. The projected April 1, 1994 balance in the Contingency Reserve Fund is $311 million.

    The State has noted that its forecasts of tax receipts have been subject to variance in recent fiscal years. In addition, many uncertainties exist in forecasts of both national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit, and the condition of the world economy which could have an adverse effect on the State. As a result of these uncertainties and other factors, actual results could differ materially and adversely from the State's current projections and the State's projections could be materially and adversely changed from time to time. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

    On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 9, 1993, Standard & Poor's confirmed its A-rating with respect to the State's general obligation bonds. However, on February 14, 1994, Standard & Poor's revised its stable rating outlook assessment on State general obligation debt to positive. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On December 20, 1993, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

   State Authorities

    The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing, and operating revenue-producing public benefit facilities. Certain authorities of the State, including the State Housing Finance Agency (``HFA''), the Urban Development Corporation (``UDC'') and the Metropolitan Transportation Authority (``MTA'') have faced and continue to experience substantial financial difficulties which could adversely affect the ability of such authorities to make payments of interest on, and principal amounts of, their respective bonds. Should any of its authorities default on their respective obligations, the State's access to public credit markets could be impaired. The difficulties have in certain instances caused the State (under its so-called ``moral obligation'') to appropriate funds on behalf of the authorities. Moreover, it is expected that the problems faced by these authorities will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those authorities having financial difficulties to meet their obligations (including HFA, UDC and MTA) could result in a default by one or more of the authorities. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting authority.

    The MTA oversees the operation of New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the ``Transit Authority'' or the ``TA''). Through MTA's subsidiaries, the Long Island Railroad Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the ``TBTA''), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support, and to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

    For 1993, the TA had an estimated closing cash balance of approximately $39 million and projects a 1994 cash surplus of $77.6 million. The MTA Board approved an increase in TBTA tolls which took effect January 31, 1993. Since TBTA operating surpluses help subsidize TA operations, the TBTA toll increase and other developments eliminated an earlier projected budget gap of $266 million. If any of the assumptions used in making these projections prove incorrect, the TA's financial results could deteriorate and the TA would be required to seek additional State assistance, raise fares even higher or take other actions. Legislation was enacted in April 1993, relating to MTA's 1992-1996 Capital Program, that approved the funding of a portion of the $9.56 billion Capital Program. The required approval of the State Capital Program Review Board was obtained on December 17, 1993.

   New York City

    The fiscal health of the State is closely related to the fiscal health of its localities, particularly The City of New York (the ``City''), which has required and continues to require significant financial assistance from the State which financial assistance could be affected by State revenue shortfalls or spending increases beyond its projections. For each of its 1981 through 1993 fiscal years, the City, as required by State law, achieved balanced operating results, in accordance with GAAP.

    The New York State Financial Emergency Act for The City of New York (the ``Financial Emergency Act''), among other things, established the New York State Financial Control Board (the ``Control Board'') to oversee the City's financial affairs. The City operates under a four-year financial plan which is prepared annually and is updated quarterly. The City submits its financial plans as well as the updates quarterly to the Control Board for its review. The Municipal Assistance Corporation for The City of New York (``MAC'') and the Office of the State Deputy Comptroller for The City of New York (``OSDC'') assist the Control Board in exercising its powers and responsibilities and exercise various monitoring functions relating to the City's financial position.

    The City's economy, although out of the recent long recession, is expected to experience only moderate growth, with the local economy being held back by the continuing weakness in important international economies. During each of the fiscal years 1990-1993, as a result of the slowing economy, the City experienced significant shortfalls from earlier projections in almost all of its major tax sources, and was required to take exceptional measures to close substantial budget gaps in order to maintain balanced budgets. The City's Financial Plan for the 1994-97 fiscal years submitted on August 30, 1993 and modified in February 1994, sets forth actions to close a projected budget gap of $2.0 billion for the 1994 fiscal year which include productivity savings and savings from restructuring the delivery of City services, service reductions, and the sale of deliquent real property tax receivables. The Financial Plan also outlines projected budget gaps of $2.3 billion, $3.2 billion and $3.3 billion for the 1995 through 1997 fiscal years, respectively.

    As of June 30, 1993, the City estimated that its potential future liability on account of outstanding claims against it amounted to approximately $2.2 billion and while the outcome of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1994-1997 Financial Plan.

    On July 2, 1993, Standard and Poor's confirmed its A-rating of City bonds and continued its negative rating outlook assessment. On February 11, 1991, Moody's Investors Service lowered its rating on the City's general obligation bonds from A to Baa1.

   Other New York Localities

    Certain localities in addition to New York City could also have financial problems leading to requests for additional State assistance in the future. The potential impact on the State of any such requests by localities is not included in the 1993-94 and 1994-95 Financial Plans.

    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all other localities in the State besides New York City was approximately $15.7 billion. Although the 1992 level of deficit financing which totalled $131.1 million was unprecedented, only $5.5 million in deficit financing was authorized for 1993. Such deficit financing is not expected to have a material adverse effect on the financial condition of the State. Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer range problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

   Litigation

    The State is the subject of numerous legal proceedings relating to State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and where monetary damages sought are substantial. These proceedings could adversely affect the financial condition of the State.

   Economy

    A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. For calendar year 1993, the economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries. Moderate economic growth is expected to continue in calendar year 1994 at a slightly faster rate than 1993. Economic recovery started considerably later in the State than in the nation as a whole due in part to the significant retrenchment in the banking and financial services industry, downsizing by several major corporations, cutbacks in defense spending, and an oversupply of office buildings. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1993-94 and 1994-95 fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

    Over the long term, serious potential economic problems may continue to aggravate State and local financial conditions. For decades, the State economy has grown more slowly than the nation as a whole, resulting in the gradual erosion of the State's relative economic affluence and tax base, and the relocation of certain manufacturing operations and executive offices outside the State. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined state and local tax burden, which is among the highest in the nation. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties.

    If during the existence of the New York Trust, the City, the State, or any of its agencies or municipalities, because of its or their own financial difficulties, become unable to meet regular commitments or if there should be a default, moratorium or other interruption of payments of interest or principal on any obligation issued by the City, the State, or a municipality or other authority in New York State, the market value and marketability of Bonds in the New York Trust, the asset value of Units of the New York Trust and the interest income to the New York Trust, could be adversely affected.

                                    A-xviii

                        SUPPLEMENT TO PART B--TAX STATUS

California Trust

    In the opinion of Messrs. Adams, Duque & Hazeltine, special California counsel on California tax matters, under existing law:

        The Insured California Trust is not an association taxable as a corporation under the income tax laws of the State of California;

        The income, deductions and credits against tax of the Insured California Trust will be treated as the income, deductions and credits against tax of the holders of Units in the Insured California Trust under the income tax laws of the State of California;

        Interest on the bonds held by an Insured California Trust to the extent that such interest is exempt from taxation under California law will not lose its character as tax-exempt income merely because that income is passed through to the holders of Units; however, a corporation subject to the California franchise tax is required to include that interest income in its gross income for purposes of determining its franchise tax liability;

        Each holder of a Unit in an Insured California Trust will have a taxable event when such Insured California Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells his Units. The total tax cost of each Unit to a holder of a Unit in the California Trust is allocated among each of the bond issues held in the Insured California Trust (in accordance with the proportion of the Insured California Trust comprised by each bond issue) in order to determine the holder's per Unit tax cost for each bond issue, and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each bond issue. Therefore, under some circumstances, a holder of a Unit may realize taxable gain when the Insured California Trust which issued such Unit disposes of a bond or the holder's Units are sold or redeemed for an amount equal to or less than his original cost of the bond or Unit;

        Each holder of a Unit in an Insured California Trust is deemed to be the owner of a pro rata portion of such Insured California Trust under the personal property tax laws of the State of California;

        Each Unit Holder's pro rata ownership of the bonds held by an Insured California Trust, as well as the interest income therefrom, is exempt from California personal property taxes; and

        Amounts paid in lieu of interest on defaulted bonds held by the Trustee under policies of insurance issued with respect to such bonds will be excludable from gross income for California income tax purposes if, and to the same extent as, those amounts would have been so excludable if paid as interest by the respective issuer.

<AUDIT-REPORT>

                        INDEPENDENT AUDITORS' REPORT



THE UNIT HOLDERS, SPONSOR AND TRUSTEE
NATIONAL MUNICIPAL TRUST
SERIES 162 (UNINSURED)
MULTISTATE SERIES 60
  Consisting of:
    CALIFORNIA TRUST (INSURED)
    NEW YORK TRUST (INSURED)


We have audited the statements of financial condition and schedules of portfolio securities of the National Municipal Trust Series 162 (Uninsured) and Multistate Series 60 consisting of the California Trust (Insured) and the New York Trust (Insured) as of June 30, 1995, and the related statements of operations and changes in net assets for the year ended June 30, 1995 and for the period from July 28, 1993 (date of deposit) to June 30, 1994. These financial statements are the responsibility of the Trustee (see Footnote
(a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 1995 as shown in the statements of financial condition and schedules of portfolio securities by correspondence with The Chase Manhattan Bank, N.A. (formerly United States Trust Company of New York), the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the National Municipal Trust Series 162 (Uninsured) and Multistate Series 60 consisting of the California Trust (Insured) and the New York Trust (Insured) as of June 30, 1995, and the results of their operations and the changes in their net assets for the year ended June 30, 1995 and for the period from July 28, 1993 (date of deposit) to June 30, 1994 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP


September 15, 1995
New York, New York

</AUDIT-REPORT>

                             STATEMENT OF FINANCIAL CONDITION

                     NATIONAL MUNICIPAL TRUST, SERIES 162 (UNINSURED)

                                      June 30, 1995

                                      TRUST PROPERTY

Investments in municipal bonds at market value
  (amortized cost $7,786,492) (Note (a) and Schedule of
  Portfolio Securities Notes (4) and (5))                                   $7,443,321

Accrued interest receivable                                                    164,282

           Total                                                             7,607,603


                                LIABILITIES AND NET ASSETS

Less Liabilities:

   Cash overdraft                                                               32,069

   Accrued Trust fees and expenses                                               2,608

           Total liabilities                                                    34,677

Net Assets:

   Balance applicable to 8,000 Units of fractional undivided interest outstanding (Note (c)):

      Capital, less unrealized market
        depreciation of $343,171                                $7,443,321

      Undistributed principal and net investment
        income(Note (b))                                           129,605


           Net assets                                                       $7,572,926

Net asset value per Unit ($7,572,926 divided by 8,000 Units)                 $  946.62


                            See notes to financial statements

                                           A-2

                                 STATEMENTS OF OPERATIONS

                     NATIONAL MUNICIPAL TRUST, SERIES 162 (UNINSURED)

                                                                    For the period from
                                                                       July 28, 1993
                                                For the year ended   (date of deposit)
                                                  June 30, 1995       to June 30, 1994

Investment income - interest                          $493,667           $ 447,536

Less Expenses:

   Trust fees and expenses                              12,476              14,319

           Total expenses                               12,476              14,319

           Investment income - net                     481,191             433,217

Net gain (loss) on investments:

   Realized loss on securities sold or
     redeemed                                             (393)               -


   Net unrealized market appreciation (depreciation)   210,659           (553,830)

           Net gain (loss) on investments              210,266           (553,830)

Net increase (decrease) in net assets
  resulting from operations                           $691,457          $(120,613)

                            See notes to financial statements

                                           A-3

                           STATEMENTS OF CHANGES IN NET ASSETS

                     NATIONAL MUNICIPAL TRUST, SERIES 162 (UNINSURED)

                                                                    For the period from
                                                                       July 28, 1993
                                                For the year ended   (date of deposit)
                                                  June 30, 1995       to June 30, 1994

Operations:

   Investment income - net                           $  481,191         $  433,217

   Realized loss on securities or redeemed                 (393)              -


   Net unrealized market appreciation
     (depreciation)                                     210,659          (553,830)

           Net increase (decrease) in net
             assets resulting from operations           691,457          (120,613)

Less Distributions to Unit Holders:

   Investment income - net                             (470,720)         (301,840)

           Total distributions                         (470,720)         (301,840)

Net increase (decrease) in net assets                   220,737          (422,453)

Net assets:

   Beginning of period (Note (c))                     7,352,189          7,774,642

   End of period (including undistributed
     principal and net investment income of
     $129,605 and undistributed net investment
     income of $123,007, respectively)               $7,572,926         $7,352,189

                            See notes to financial statements

                                           A-4

                       NOTES TO FINANCIAL STATEMENTS

              NATIONAL MUNICIPAL TRUST, SERIES 162 (UNINSURED)

                               June 30, 1995


(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of each Trust included in the Registration Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period, except that value on the date of deposit (July 28, 1993) represents the cost of investments to the Trust based on the offering side evaluations as of the date of deposit.

(3) Income Taxes

    The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees and an annual Sponsor's portfolio supervision fee and may incur additional charges as explained under "Expenses and Charges - Fees" and "- Other Charges" in Part B of this
Prospectus.

                       NOTES TO FINANCIAL STATEMENTS

              NATIONAL MUNICIPAL TRUST, SERIES 162 (UNINSURED)

                               June 30, 1995
(b) DISTRIBUTIONS

    Interest received by the Trust is distributed to the Unit Holders on or shortly after the twenty-fifth day of each month after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in Part B of this Prospectus.

(c) ORIGINAL COST TO INVESTORS

    The original cost to investors represents the aggregate initial public offering price as of the date of deposit (July 28, 1993) exclusive of accrued interest.

    A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of June 30, 1995 follows:

       Original cost to investors                             $8,162,400
       Less:  Gross underwriting commissions (sales charge)     (387,758)
       Net cost to investors                                   7,774,642
       Cost of securities sold or redeemed                        (5,393)
       Unrealized market depreciation                           (343,171)
       Accumulated interest accretion                             17,243
       Net amount applicable to investors                     $7,443,321

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust during each period:
                                                         For the period from
                                                            July 28, 1993
                                       For the year ended (date of deposit)
                                         June 30, 1995    to June 30, 1994
       Interest income                       $ 61.71          $ 55.94
       Expenses                                (1.55)           (1.79)
       Investment income - net                 60.16            54.15
       Income distributions                   (58.84)          (37.73)
                                                1.32            16.42
       Realized loss on securities sold
         or redeemed                         (.05)               -

       Net unrealized market appreciation
         (depreciation)                        26.33           (69.23)

       Net increase (decrease) in net asset
         value                                 27.60           (52.81)

       Net asset value - beginning of period  919.02           971.83

       Net asset value - end of period       $946.62          $919.02

                                        A-6


                                   SCHEDULE OF PORTFOLIO SECURITIES

                           NATIONAL MUNICIPAL TRUST, SERIES 162 (UNINSURED)

                                            June 30, 1995


Port-                                                                                                Optional
folio                                Rating      Face      Coupon    Maturity      Sinking Fund      Refunding          Market
 No.   Title of Securities            <F1>      Amount      Rate        Date      Redemptions<F3> Redemptions<F2>    Value<F4><F5>

  1. The Medical Clinic Board
     of the City of Cullman -
     Cullman Medical Park South,
     Revenue Bonds, (Cullman
     Regional Medical Center,
     Inc.), Series 1993-A.           Baa<F6> $  500,000     6.500%    02/15/23     02/15/14@100     02/15/03@102     $  470,145

  2. Regional Airports Improve-
     ment Corporation, Facilities
     Lease Revenue Bonds, Issue
     of 1991, LAXFUEL Corporation
     (Los Angeles International
     Airport).  <F7>                 A-       1,000,000     6.700     01/01/22     01/01/13@100     01/01/02@102        993,860

  3. City and County of Denver,
     Colorado, Airport System
     Revenue Bonds, Series 1992C.
     <F7>                            Baa<F6>    500,000     6.750     11/15/22     11/15/14@100     11/15/02@102        491,370

  4. Board of Trustees of South-
     ern Illinois University,
     Housing and Auxiliary Facil-
     ities System Revenue Bonds,
     Series 1993A.  (MBIA
     Insured)                        AAA        565,000     0.000     04/01/17     NONE             NONE                141,414

  5. Illinois Health Facilities
     Authority, Revenue Bonds,
     Series 1992A, (Alexian
     Brothers Medical Center,
     Inc. Project).                  A<F6>      750,000     6.800     01/01/22     01/01/16@100     01/01/02@102        765,487

  6. Massachusetts Water
     Resources Authority General
     Revenue Bonds, 1992 Series
     A.                              A          800,000     5.500     07/15/22     07/15/21@100     07/15/02@100        723,104

  7. Northeast Maryland Waste
     Disposal Authority, Solid
     Waste Revenue Bonds, (Mont-
     gomery County Resource
     Recovery Project), Series
     1993A.  <F7>                    A<F6>      500,000     6.200     07/01/10     07/01/09@100     07/01/03@102        497,500

  8. Maine State Housing Author-
     ity, Mortgage Purchase
     Bonds, 1992 Series A.           AA-        495,000     7.000     11/15/23     11/15/13@100     05/15/02@102        514,142

  9. The Union County Utilities
     Authority, (New Jersey),
     Solid Waste System Revenue
     Bonds, 1991 Series A.  <F7>     A-         635,000     7.200     06/15/14     06/15/10@100     06/15/02@102        655,669

 10. Matagorda County Naviga-
     tion, District Number One
     (Texas), Pollution Control
     Revenue Refunding Bonds,
     (Central Power and Light
     Company Project), Series
     1993.                           A-       1,250,000     6.000     07/01/28     NONE             07/01/03@102      1,206,550

 11. Tarrant County Health
     Facilities, Development
     Corporation, Hospital Reve-
     nue Refunding and Improve-
     ment Bonds, (Fort Worth
     Osteopathic Hospital, Inc.
     Project), Series 1993.          BBB      1,000,000     7.000     05/15/28     05/15/22@100     05/15/03@102        984,080

                                             $7,995,000                                                              $7,443,321

                                                   See notes to schedule of portfolio securities

                                                                        A-7

               NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

            NATIONAL MUNICIPAL TRUST, SERIES 162 (UNINSURED)

                             June 30, 1995

<F1>   All ratings are provided by Standard & Poor's Corporation, unless otherwise indicated. A brief description of applicable Security ratings is given under "Bond Ratings" in Part B of this Prospectus.

<F2>   There is shown under this heading the date on which each issue of
Securities is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. Securities listed as non-callable, as well as Securities listed as callable, may also be redeemable at par under certain circumstances from special redemption payments.

<F3>   There is shown under this heading the date on which an issue of
Securities is subject to scheduled sinking fund redemption and the redemption price on such date.

<F4>   The market value of the Securities as of June 30, 1995 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

<F5>   At June 30, 1995, the unrealized market depreciation of all
Securities was comprised of the following:

      Gross unrealized market appreciation            $    -

      Gross unrealized market depreciation            (343,171)

      Unrealized market depreciation                  $(343,171)

    The amortized cost of the Securities for Federal income tax purposes was $7,786,492 at June 30, 1995.

<F6>   Moody's Investors Service, Inc. rating.

<F7>   In the opinion of bond counsel to the issuing governmental authorities, interest payments on these bonds will be a tax preference item for individuals and corporations for alternative minimum tax purposes. Normally, the bonds pay interest semiannually. The payment dates can generally be determined based on the date of maturity, i.e., a bond maturing on December 1 will pay interest semiannually on June 1 and December 1. See "Tax Status" in Part B of this Prospectus.

                             STATEMENT OF FINANCIAL CONDITION

                                 NATIONAL MUNICIPAL TRUST
                                   MULTISTATE SERIES 60
                                CALIFORNIA TRUST (INSURED)

                                      June 30, 1995

                                      TRUST PROPERTY

Investments in municipal bonds at market value
  (amortized cost $2,919,362) (Note (a) and Schedule of
  Portfolio Securities Notes (4) and (5))                                   $2,769,916

Accrued interest receivable                                                     55,209

           Total                                                             2,825,125

                                LIABILITIES AND NET ASSETS

Less Liabilities:

   Cash overdraft                                                                9,985

   Accrued Trust fees and expenses                                               1,268

           Total liabilities                                                    11,253

Net Assets:

   Balance applicable to 3,000 Units of fractional undivided interest outstanding (Note (c)):

      Capital, less unrealized market depreciation
        of $149,446                                             $2,769,916

      Undistributed net investment income (Note (b))                43,956

           Net assets                                                       $2,813,872

Net asset value per Unit ($2,813,872 divided by 3,000 Units)                 $  937.96

                            See notes to financial statements

                                           A-9

                                 STATEMENTS OF OPERATIONS

                                 NATIONAL MUNICIPAL TRUST
                                   MULTISTATE SERIES 60
                                CALIFORNIA TRUST (INSURED)

                                                                    For the period from
                                                                       July 28, 1993
                                                For the year ended   (date of deposit)
                                                  June 30, 1995       to June 30, 1994


Investment income - interest                          $168,834            $151,530

Less Expenses:

   Trust fees and expenses                               4,870               4,141

           Total expenses                                4,870               4,141

           Investment income - net                     163,964             147,389

Net unrealized market appreciation (depreciation)       95,020           (244,466)

Net increase (decrease) in net assets
  resulting from operations                           $258,984           $(97,077)

                            See notes to financial statements

                                           A-10

                           STATEMENTS OF CHANGES IN NET ASSETS

                                 NATIONAL MUNICIPAL TRUST
                                   MULTISTATE SERIES 60
                                CALIFORNIA TRUST (INSURED)

                                                                    For the period from
                                                                       July 28, 1993
                                                For the year ended   (date of deposit)
                                                  June 30, 1995       to June 30, 1994

Operations:

   Investment income - net                           $  163,964         $  147,389

   Net unrealized market appreciation
     (depreciation)                                      95,020          (244,466)

           Net increase (decrease) in net
             assets resulting from operations           258,984           (97,077)


Less Distributions to Unit Holders:

   Investment income - net                             (160,110)         (100,800)

           Total distributions                         (160,110)         (100,800)

Net increase (decrease) in net assets                    98,874          (197,877)

Net assets:

   Beginning of period (Note (c))                     2,714,998          2,912,875

   End of period (including undistributed net
     investment income of $43,956 and $43,436,
     respectively)                                   $2,813,872         $2,714,998

                            See notes to financial statements

                                           A-11

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                            MULTISTATE SERIES 60
                         CALIFORNIA TRUST (INSURED)

                               June 30, 1995

(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of each Trust included in the Registration Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period, except that value on the date of deposit (July 28, 1993) represents the cost of investments to the Trust based on the offering side evaluations as of the date of deposit.

(3) Income Taxes

    The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees and an annual Sponsor's portfolio supervision fee and may incur additional charges as explained under "Expenses and Charges - Fees" and "- Other Charges" in Part B of this
Prospectus.
                                      A-12

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                            MULTISTATE SERIES 60
                         CALIFORNIA TRUST (INSURED)

                               June 30, 1995

(b) DISTRIBUTIONS

    Interest received by the Trust is distributed to the Unit Holders on or shortly after the twenty-fifth day of each month after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in Part B of this Prospectus.

(c) ORIGINAL COST TO INVESTORS

    The original cost to investors represents the aggregate initial public offering price as of the date of deposit (July 28, 1993) exclusive of accrued interest.

    A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of June 30, 1995 follows:

       Original cost to investors                             $3,058,140
       Less:  Gross underwriting commissions (sales charge)     (145,265)
       Net cost to investors                                   2,912,875
       Unrealized market depreciation                           (149,446)
       Accumulated interest accretion                              6,487
       Net amount applicable to investors                     $2,769,916

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust during each period:
                                                         For the period from
                                                            July 28, 1993
                                       For the year ended (date of deposit)
                                         June 30, 1995    to June 30, 1994
       Interest income                     $ 56.28             $ 50.51
       Expenses                              (1.62)              (1.38)
       Investment income - net               54.66               49.13
       Income distributions                 (53.37)             (33.60)
                                              1.29               15.53
       Net unrealized market
         appreciation (depreciation)         31.67              (81.49)

       Net increase (decrease) in net
         asset value                         32.96              (65.96)

       Net asset value - beginning
         of period                          905.00              970.96
       Net asset value - end of period     $937.96             $905.00

                                        A-13


                                   SCHEDULE OF PORTFOLIO SECURITIES

                                       NATIONAL MUNICIPAL TRUST
                                         MULTISTATE SERIES 60
                                      CALIFORNIA TRUST (INSURED)

                                            June 30, 1995


Port-                                                                                                Optional
folio                              Rating        Face      Coupon    Maturity      Sinking Fund      Refunding       Market
 No.  Title of Securities<F14>      <F8>        Amount      Rate        Date      Redemptions<F10>Redemptions<F9>    Value
                                                                                                                     <F11><F12>

  1. California Pollution Con-
     trol Financing Authority,
     Pollution Control Revenue
     Bonds, (Southern California
     Edison Company), 1992,
     Series B.  (FGIC Insured)
     <F13>                           AAA     $  500,000     6.400%    12/01/24     NONE             12/01/02@102     $  504,540

  2. California Statewide Com-
     munities, Development Author-
     ity, Sutter Health Obligated
     Group, (MBIA Insured)           AAA        350,000     5.500     08/15/23     08/15/14@100     08/15/03@102        320,796

  3. Castaic Union School Dis-
     trict, Los Angeles County,
     California, 1993 General
     Obligation Bonds, Series A.
     (FGIC Insured)                  AAA        150,000     0.000     05/01/11     NONE             NONE                 56,340

  4. Certificates of Participa-
     tion, (1993 Refunding Proj-
     ect), Palmdale School Dis-
     trict, (County of Los Ange-
     les, California).  (FSA
     Insured)                        AAA        500,000     5.600     09/01/20     NONE             09/01/03@102        466,175

  5. City of Stockton, Refund-
     ing Certificate of Participa-
     tion, (Wastewater System
     Project).  (AMBAC Insured)      AAA        500,000     5.750     09/01/23     09/01/16@100     09/01/03@101        472,050

  6. Lancaster Redevelopment
     Agency, Combined Redevelop-
     ment Project Areas, (Fire
     Protection Facilities Proj-
     ect), Tax Allocation Bonds,
     Issue of 1993.  (MBIA
     Insured)                        AAA        500,000     5.750     08/01/23     08/01/19@100     08/01/03@102        472,105

  7. Los Angeles County, Trans-
     portation Commission, (Cali-
     fornia), Sales Tax Revenue
     Refunding Bonds, Series
     1991-B.  (FGIC Insured)         AAA        500,000     5.750     07/01/18     07/01/16@100     07/01/01@100        477,910

                                             $3,000,000                                                              $2,769,916

                                                   See notes to schedule of portfolio securities

                                                                        A-14

               NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

                        NATIONAL MUNICIPAL TRUST
                          MULTISTATE SERIES 60
                       CALIFORNIA TRUST (INSURED)

                             June 30, 1995

<F8>   All ratings are provided by Standard & Poor's Corporation.  A brief description of applicable Security ratings is given under "Bond
Ratings" in Part B of this Prospectus.

<F9>   There is shown under this heading the date on which each issue of
Securities is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. Securities listed as non-callable, as well as Securities listed as callable, may also be redeemable at par under certain circumstances from special redemption payments.

<F10>  There is shown under this heading the date on which an issue of
Securities is subject to scheduled sinking fund redemption and the redemption price on such date.

<F11>  The market value of the Securities as of June 30, 1995 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

<F12>  At June 30, 1995, the unrealized market depreciation of all
Securities was comprised of the following:

      Gross unrealized market appreciation            $    -

      Gross unrealized market depreciation            (149,446)

      Unrealized market depreciation                  $(149,446)


    The amortized cost of the Securities for Federal income tax purposes was $2,919,362 at June 30, 1995.

<F13>  In the opinion of bond counsel to the issuing governmental authorities, interest payments on these bonds will be a tax preference item for individuals and corporations for alternative minimum tax purposes. Normally, the bonds pay interest semiannually. The payment dates can generally be determined based on the date of maturity, i.e., a bond maturing on December 1 will pay interest semiannually on June 1 and December 1. See "Tax Status" in Part B of this Prospectus.

<F14>  Insurance to maturity has been obtained by the Issuer from the listed Insurance Company for the Securities. The "AAA" ratings on these Securities are based in part on the creditworthiness and claims-paying ability of the Insurance Company insuring such Security to maturity. No premium is payable therefore by the Trust.
                                  A-15

                             STATEMENT OF FINANCIAL CONDITION

                                 NATIONAL MUNICIPAL TRUST
                                   MULTISTATE SERIES 60
                                 NEW YORK TRUST (INSURED)

                                      June 30, 1995

                                      TRUST PROPERTY

Investments in municipal bonds at market value
  (amortized cost $2,920,162) (Note (a) and Schedule of
  Portfolio Securities Notes (4) and (5))                                   $2,779,104

Accrued interest receivable                                                     45,891

           Total                                                             2,824,995

                                LIABILITIES AND NET ASSETS

Less Liabilities:

   Cash overdraft                                                                2,601

   Accrued Trust fees and expenses                                               1,160

           Total liabilities                                                     3,761

Net Assets:

   Balance applicable to 3,000 Units of fractional undivided interest outstanding (Note (c)):

      Capital, less unrealized market
        depreciation of $141,058                                $2,779,104

      Undistributed net investment income (Note (b))                42,130


           Net assets                                                       $2,821,234

Net asset value per Unit ($2,821,234 divided by 3,000 Units)                 $  940.41

                            See notes to financial statements

                                           A-16

                                 STATEMENTS OF OPERATIONS

                                 NATIONAL MUNICIPAL TRUST
                                   MULTISTATE SERIES 60
                                 NEW YORK TRUST (INSURED)

                                                                    For the period  from
                                                                       July 28, 1993
                                                For the year ended   (date of deposit)
                                                  June 30, 1995       to June 30, 1994

Investment income - interest                          $167,472            $151,897

Less Expenses:

   Trust fees and expenses                               4,891               5,641

           Total expenses                                4,891               5,641

           Investment income - net                     162,581             146,256

Net unrealized market appreciation
  (depreciation)                                        93,647           (234,705)

Net increase (decrease) in net assets
  resulting from operations                           $256,228           $(88,449)

                            See notes to financial statements

                                           A-17

                           STATEMENTS OF CHANGES IN NET ASSETS

                                 NATIONAL MUNICIPAL TRUST
                                   MULTISTATE SERIES 60
                                 NEW YORK TRUST (INSURED)

                                                                    For the period from
                                                                       July 28, 1993
                                                For the year ended   (date of deposit)
                                                  June 30, 1995       to June 30, 1994

Operations:

   Investment income - net                           $  162,581         $  146,256

   Net unrealized market appreciation
     (depreciation)                                      93,647          (234,705)

           Net increase (decrease) in net
             assets resulting from operations           256,228           (88,449)

Less Distributions to Unit Holders:

   Investment income - net                             (158,310)         (101,160)

           Total distributions                         (158,310)         (101,160)

Net increase (decrease) in net assets                    97,918          (189,609)

Net assets:

   Beginning of period (Note (c))                     2,723,316          2,912,925

   End of period (including undistributed
     net investment income of $42,130 and
     $41,530, respectively)                          $2,821,234         $2,723,316

                            See notes to financial statements

                                           A-18

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                            MULTISTATE SERIES 60
                          NEW YORK TRUST (INSURED)

                               June 30, 1995

(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of each Trust included in the Registration Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period, except that value on the date of deposit (July 28, 1993) represents the cost of investments to the Trust based on the offering side evaluations as of the date of deposit.

(3) Income Taxes

    The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees and an annual Sponsor's portfolio supervision fee and may incur additional charges as explained under "Expenses and Charges - Fees" and "- Other Charges" in Part B of this
Prospectus.
                                      A-19

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                            MULTISTATE SERIES 60
                          NEW YORK TRUST (INSURED)

                               June 30, 1995

(b) DISTRIBUTIONS

    Interest received by the Trust is distributed to the Unit Holders on or shortly after the twenty-fifth day of each month after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in Part B of this Prospectus.

(c) ORIGINAL COST TO INVESTORS

    The original cost to investors represents the aggregate initial public offering price as of the date of deposit (July 28, 1993) exclusive of accrued interest.

    A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of June 30, 1995 follows:

       Original cost to investors                             $3,058,170
       Less:  Gross underwriting commissions (sales charge)     (145,245)
       Net cost to investors                                   2,912,925
       Unrealized market depreciation                           (141,058)
       Accumulated interest accretion                              7,237
       Net amount applicable to investors                     $2,779,104

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust during each period:
                                                         For the period from
                                                            July 28, 1993
                                       For the year ended (date of deposit)
                                         June 30, 1995    to June 30, 1994
       Interest income                     $ 55.82             $ 50.63
       Expenses                              (1.63)              (1.88)
       Investment income - net               54.19               48.75
       Income distributions                 (52.77)             (33.72)
                                              1.42               15.03
       Net unrealized market
         appreciation (depreciation)         31.22              (78.23)

       Net increase (decrease) in net
         asset value                         32.64              (63.20)

       Net asset value - beginning
         of period                          907.77              970.97
       Net asset value - end of period     $940.41             $907.77

                                        A-20

                              SCHEDULE OF PORTFOLIO SECURITIES

                                  NATIONAL MUNICIPAL TRUST
                                    MULTISTATE SERIES 60
                                  NEW YORK TRUST (INSURED)

                                        June 30, 1995

Port-                                                                                                  Optional
folio                                Rating      Face      Coupon     Maturity     Sinking Fund       Refunding          Market
 No.   Title of Securities<F20>       <F15>     Amount      Rate        Date      Redemptions<F17>  Redemptions<F16>     Value
                                                                                                                         <F18><F19>

  1. Dormitory Authority of the
     State of New York, Manhat-
     tanville College, Insured
     Revenue Bonds, Series 1993.
     (MBIA Insured)                   AAA    $  200,000     0.000%   07/01/14     NONE              NONE              $   64,556

  2. Metropolitan Transporta-
     tion Authority, Transit
     Facilities Revenue Bonds,
     Series M.  (CAPMAC Insured)      AAA       400,000     6.000    07/01/14     07/01/11@100      07/01/03@101.50      402,984

  3. New York City Transit
     Authority, Transit Facili-
     ties Revenue Bonds, Series
     1990, (Livingston Plaza Proj-
     ect).  (FSA Insured)             AAA       140,000     6.000    01/01/21     NONE              01/01/00@100         137,312

  4. New York City Transit
     Authority, Transit Facili-
     ties Refunding Revenue
     Bonds, Series 1993, (Livings-
     ton Plaza Project).  (FSA
     Insured)                         AAA       360,000     5.250    01/01/20     01/01/16@100      01/01/03@100         322,178

  5. New York City, Municipal
     Water Finance Authority,
     Water and Sewer System Reve-
     nue Bonds, Fiscal 1993,
     Series A.  (FGIC Insured)        AAA       500,000     5.750    06/15/18     06/15/15@100      06/15/02@101.50      479,110

  6. New York State Medical
     Care, Facilities Finance
     Agency, Mental Health Serv-
     ices Facilities Improvement
     Revenue Bonds, 1993 Series
     C.  (CGIC Insured)               AAA       500,000     5.800    02/15/19     08/15/14@100      08/15/03@102         477,705

  7. New York State Medical
     Care, Facilities Finance
     Agency, Long-Term Health
     Care Revenue Bonds, 1992
     Series D.  (CGIC Insured)        AAA       400,000     6.500    11/01/15     11/01/11@100      11/01/02@102         411,504

  8. The City of New York, Gen-
     eral Obligation Bonds, Fis-
     cal 1993, Series E.  (CGIC
     Insured)                         AAA       500,000     5.750    05/15/14     NONE              05/15/03@101.50      483,755

                                             $3,000,000                                                               $2,779,104

                                             See notes to schedule of portfolio Securities

                                                                 A-21

               NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

                        NATIONAL MUNICIPAL TRUST
                          MULTISTATE SERIES 60
                        NEW YORK TRUST (INSURED)

                             June 30, 1995

<F15>  All ratings are provided by Standard & Poor's Corporation.  A brief description of applicable Security ratings is given under "Bond
Ratings" in Part B of this Prospectus.

<F16>  There is shown under this heading the date on which each issue of
Securities is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. Securities listed as non-callable, as well as Securities listed as callable, may also be redeemable at par under certain circumstances from special redemption payments.

<F17>  There is shown under this heading the date on which an issue of
Securities is subject to scheduled sinking fund redemption and the redemption price on such date.

<F18>  The market value of the Securities as of June 30, 1995 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

<F19>  At June 30, 1995, the unrealized market depreciation of all
Securities was comprised of the following:

      Gross unrealized market appreciation            $    -

      Gross unrealized market depreciation            (141,058)

      Unrealized market depreciation                  $(141,058)

    The amortized cost of the Securities for Federal income tax purposes was $2,920,162 at June 30, 1995.

<F20>  Insurance to maturity has been obtained by the Issuer from the listed Insurance Company for the Securities. The "AAA" ratings on these Securities are based in part on the creditworthiness and claims-paying ability of the Insurance Company insuring such Security to maturity. No premium is payable therefore by the Trust.
                                  A-22

* This Registration Statement combines two Registration Statements (File Nos. 64254 and 33-62592) pursuant to Rule 429.

PROSPECTUS--PART B:                                                  MAIL CODE A

Note that Part B of this Prospectus may not be distributed unless accompanied by Part A.

              NATIONAL MUNICIPAL TRUST AND PRUDENTIAL UNIT TRUSTS
                                   THE TRUST

      Each National Municipal Trust is one of a series of similar but separate unit investment trusts created under one of the following names: National Municipal Trust (hereinafter referred to as the National Municipal Trust, National Series); National Municipal Trust, Insured Series; National Municipal Trust, Discount Series; National Municipal Trust, Multistate Series; National Municipal Trust, Intermediate Series and National Municipal Trust, Selected Credit Trust Series. Each of the Prudential Unit Trusts is one of a series of similar but separate unit investment trusts created under one of the following names: Prudential Unit Trusts, Insured Tax-Exempt Series; Prudential Unit Trusts, Insured Tax-Exempt Selected Term Series; Prudential Unit Trusts, Insured Multistate Tax-Exempt Series; Prudential Unit Trusts, Tax-Exempt Series; Prudential Unit Trusts, Multistate Tax-Exempt Series and Prudential Unit Trusts, Tax-Exempt Selected Term Series. The Securities in the Tax-Exempt Series, Multistate Tax-Exempt Series and Tax-Exempt Selected Term Series are not insured. Collectively, each National Municipal Trust and each of the Prudential Unit Trusts are referred to as ``National Municipal Trust'' or ``Prudential Unit Trusts'', respectively (individually each National Municipal Trust and each of the Prudential Unit Trusts may be referred to as the ``Trust'' or the ``Insured Trust'' or the ``State Trust'' in the case of each trust comprising a Multistate Series or the ``Trusts'' or the ``Insured Trusts'' or the ``State Trusts'' as the context requires).

      Each Trust is designated by a different series number and was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement and, for certain trusts, a related Reference Trust Agreement (collectively, the ``Indenture'')* dated the Date of Deposit among Prudential Securities Incorporated (the ``Sponsor''), United States Trust Company of New York (the ``Trustee'') and Kenny Information Systems, Inc. (the ``Evaluator''). On the Date of Deposit, certain securities were deposited, Deposited Units, if any, and contracts and funds for the purchase of such securities (collectively, the ``Securities''). The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the ``Certificates'') representing the units (the ``Units'') comprising the entire ownership of each Trust which Units the Sponsor offered and is offering for sale to the public. The holders of Units (the ``Unit Holders'' or ``Unit Holder'', as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Securities (the ``Redemption Price'') if they cannot be sold in the secondary market which the Sponsor, although not obligated to do so, proposes to maintain. The Sponsor, Prudential Securities Incorporated, is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America. Each Trust has a mandatory termination date set forth under Part A--``Summary of Essential Information'', but may be terminated substantially prior thereto upon the occurrence of certain events, including a reduction in the value of the Trust below the dollar amount set forth under Part A--``Summary of Essential Information''.

      The initial public offering of Units in each Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market.

      The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) through investment in a fixed portfolio of Securities (the ``Portfolio'') consisting primarily of long-term (intermediate term in the case of National Municipal Trust, National Series, and certain Prudential Unit Trusts or selected term in the case of the Prudential Unit Trusts Insured Tax-Exempt Selected Term Series and the Tax-Exempt Selected Term Series) state, municipal and public authority (``Issuers'') debt obligations, and (except for National Municipal Trust Selected Credit Trust Series) the conservation of capital. In addition, in the opinion of counsel, interest income of each State Trust is exempt from state and any local income taxes to individual Unit Holders resident in the State for which such State Trust is named. As of the Date of Deposit, the Securities in the Portfolio of each Trust were rated BBB or better (A or better or in the case of certain Trusts) (or in the case of a certain National Municipal Trust, B or better) by Standard & Poor's Corporation or Moody's Investors Service or had comparable credit characteristics in the opinion of the Prudential Investment Corporation, the Sponsor's affiliate. There is, of course, no guarantee that a
------------------

*Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

Trust's objectives will be achieved. Subsequent to the Date of Deposit, a Security in a Trust may cease to be rated or the rating assigned may be reduced below the minimum requirements of such Trust for the acquisition of Securities. (See ``Schedule of Portfolio Securities'' in Part A for the ratings of the Securities on a recent date). Although such events may be considered by the Sponsor in determining whether to direct the Trustee to dispose of a Security (see ``Sponsor-Responsibility'', herein), such events do not automatically require the elimination of such Security from the Portfolio. An investment in a Trust should be made with an understanding of the risks which an investment in fixed rate long-term or intermediate or selected term debt obligations may entail, including the risk that the value of the Units will decline with increases in interest rates. The life of each of the selected term Securities in the Prudential Unit Trusts Insured Tax-Exempt Selected Term or the Tax-Exempt Selected Term Series will not be less than 3 years and not more than 15 years.

      On a recent date, a Unit of a Trust represented the fractional undivided interest in the Securities and net income of such Trust set forth under Part A--``Summary of Essential Information'' in the ratio of 1 Unit for each approximately $1,000 face amount of Securities initially deposited in such Trust except as otherwise indicated in Part A. If any Units are redeemed by the Trustee, the face amount of Securities in a Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of a Trust pursuant to the Indenture.

      On a recent date, certain of the Securities in the Portfolio of a Trust were valued at prices in excess of prices at which such Securities may be redeemed in the future. (See Part A--``Schedule of Portfolio Securities'' for information relating to the particular series described therein.) To the extent that a Security is redeemed (or sold) at a price which is less than the valuation of such Security on the date a Unit Holder acquired his Units, the proceeds distributable to such Unit Holder in respect of such redemption (or sale) will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder). Such proceeds, however, may be more or less than the valuation of such Security at the time of such redemption (or sale). Similarly, on a recent date, certain of the Securities in a Trust may be valued at a price in excess of their face value at maturity (i.e., such Securities were valued at a premium above par). (See Part A--``Schedule of Portfolio Securities'' for information relating to the particular series described therein.) The proceeds distributable to a Unit Holder upon the maturity of a Security which was valued at a premium on the date he acquired his Units will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder).

      The Portfolio of a Trust may consist of Securities, the current market value of some of which were below face value on the date of this Prospectus. A likely reason for the market value of such Securities being less than face value at maturity is that the interest coupons of such Securities are at lower rates than the current market interest rate for comparably rated debt securities, even though at the time of the issuance of such Securities the interest coupons thereon represented then prevailing interest rates on comparably rated debt securities then newly issued. The current yields (coupon interest income as a percentage of market price, ignoring any original issue discount) of such Securities are lower than the current yields (computed on the same basis) of comparably rated debt securities of similar type newly issued at currently prevailing interest rates. Securities selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. Investors should be aware that any gain attributable to market discount will be taxable but need not be realized until maturity, redemption or sale of the Securities or Units. (See ``Tax Status''.) The current yield of such discounted securities carrying the same coupon interest rate and which are otherwise comparable tends to be higher for securities with longer periods of maturity than it is for those with shorter periods to maturity because the market value of such securities with a longer period to maturity tends to be less than the market value of such a bond with a shorter period to maturity. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued bonds will become deeper and if such currently prevailing interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Market discount attributable to interest rate changes does not indicate a lack of market confidence in the issue.

Portfolio Summary

      The Securities in the Portfolio of a Trust consist of Securities issued by or on behalf of states, counties, municipalities or other political subdivisions of the United States or issued by or on behalf of the Commonwealth of Puerto Rico or possessions of the United States, or municipalities or other political subdivisions thereof. The interest on such Securities is, with certain exceptions, or upon their delivery will be, in each instance, in the opinion of bond counsel to the Issuer of such Securities or by ruling of the Internal Revenue Service, exempt from Federal income taxes under existing law (but may be subject to state and local taxation). In the case of State Trusts, the Securities are obligations of the specified state or counties, municipalities, authorities or political subdivisions thereof or of the Commonwealth of Puerto Rico or possessions of the United States, interest on which will, in the opinion of bond counsel to the issuing governmental authorities, be exempt under existing law from Federal and the specified state and local income taxes to the extent indicated. (See ``Tax Status''.) Capital gains, if any, will be subject to Federal income tax and, generally, to state and/or local income taxes.

      The Portfolio of a Trust may contain Securities that are general obligations of governmental entities and/or bonds that are guaranteed by governmental entities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) General obligation bonds are general obligations of a state or local government secured by the power of such Issuer to levy taxes, and are backed by the pledge of such governmental entity. The ability of the Issuer of a general obligation bond to meet its obligation depends largely upon its economic condition. Many Issuers rely upon ad valorem real property taxes as a source of revenue. Proposals in the form of state legislative or voter initiatives to limit ad valorem real property taxes have been introduced in various states. It is not presently possible to predict the impact of these or future proposals, if adopted, on states, local governments or school districts or on their abilities to make future payments on their outstanding debt obligations. The remaining issues are payable from the income of specific projects or authorities and are not supported by the Issuer's power to levy taxes. In the portfolios for most of the Trusts, this latter group of issues contains Securities that are also supported by the moral obligations of governmental entities. In the event of a deficiency in the debt service reserve funds of moral obligation Securities, the governmental entity having the moral commitment may (but is not legally obligated to) satisfy such deficiency. However, in the event of a deficiency in the debt service reserve funds of Securities not backed by such moral obligations, no such moral commitment of a governmental entity exists.

      The Portfolio of a Trust may contain zero coupon bond(s) (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and discount maturity payment bonds) or one or more other Securities which were issued with an ``original issue discount''. ``Original issue discount'' bonds are acquired at prices which represent a discount from face amount, principally because such bonds bear interest at rates which are lower than currently-prevailing market rates. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) A discounted bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt income than a comparable bond bearing interest at current market rates. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds i.e. the market value of zero coupon bonds is subject to greater fluctuation in response to changes in interest rates than is the market value of bonds which pay interest currently. Zero coupon bonds generally are subject to redemption at compound accreted value based on par value at maturity. Because the Issuer is not obligated to make current interest payments, zero coupon bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e. a bond's provision for redemption at only a modest premium over the accreted value of the bond. In addition, in the event the redemption of Securities or a decline in the value of the Securities causes the portfolio to be valued at less than the optional termination value, the Trust may terminate at a time when a substantial portion of the Securities in the portfolio are zero coupon bonds. The sale of such zero coupon bonds at such time may result in a loss to Unit Holders.

      The Portfolio of a Trust may contain Securities of housing authorities payable from revenues derived by state housing finance agencies or municipal housing authorities from repayments on mortgage and home improvement loans made by such agencies. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Since housing authority obligations, which are not general obligations of a particular state, are generally supported to a large extent by Federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of such Federal programs is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Repayment of housing loans and home improvement loans in a timely manner is dependent on factors affecting the housing market generally and upon the underwriting and management
                                       3
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ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including failure or inability to increase rentals, fluctuations in interest rates and increasing construction and operating costs may also have an adverse impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

      The Portfolio of a Trust may contain Securities which are subject to the requirements of Section l03A of the Internal Revenue Code of 1954, as amended (the ``1954 Code''), or Section 143 of the Internal Revenue Code of 1986 (the ``1986 Code'' or the ``Code''). (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Sections 103A and 143 provide that obligations issued to provide single family housing will be exempt from Federal income taxation if all of the proceeds of the issue (exclusive of issuance costs and a reasonably required reserve) are used to make or acquire loans which meet requirements including certain requirements which must be satisfied after issuance. If proceeds of the issue are not used to acquire such loans, the Issuer may be required to redeem all or a portion of such issue from such uncommitted proceeds to maintain the issue's tax exemption. Bond counsel to each such Issuer has issued an opinion that the interest on such Securities was exempt from Federal income tax at the time the Securities were issued. The failure of the Issuers of such Securities to meet certain ongoing compliance requirements imposed by Sections 103A and 143 could render the interest on such Securities subject to Federal income taxation, possibly from the date of their issuance. If interest on such Securities in a Trust is deemed to be subject to Federal income taxation, the loss of tax-exempt status can be expected to adversely affect the market value of such Securities. In this event and under the terms of the Indenture the Sponsor may direct the sale of such Securities. The sale of such Securities in such circumstances is likely to result in a loss to the Trust.

      The Portfolio of a Trust may include certain housing authority obligations whose tax exemption depends upon qualification under Section 103(b)(4)(A) of the 1954 Code, or Section 142 of the 1986 Code, and appropriate Treasury Regulations. Both Code Sections require that specified minimum percentages of the units in each rental housing project financed by tax-exempt debt are to be continuously occupied by low or moderate income tenants for specified periods. Department of the Treasury Regulations issued under Section 103(b)(4)(A) of the 1954 Code provide that in order to prevent possible retroactive Federal income taxation of interest on such Securities certain conditions must be met. The regulations provide, however, that such retroactive taxation will not occur if the Issuer corrects any non-compliance occurring after the issuance of the Securities within a reasonable period after such non-compliance is first discovered or should have been discovered by the Issuer. Similar regulations are expected to be issued under 1986 Code Section 142. If the interest on any of the Securities in a Trust that are housing securities should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell such Securities and, since they would be sold as taxable securities, it is expected that such Securities would have to be sold at a substantial discount from current market price of a comparable tax-exempt security.

      The Portfolio of a Trust may contain Securities which contain provisions which require the Issuer to redeem such obligations at par from unused proceeds of the issue within a stated period which typically does not exceed three years from the date of issuance of such Securities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) In periods in which interest rates decline there may be increased redemptions of housing securities pursuant to such redemption provisions. Such an increase in redemptions may occur because conventional mortgage loans may have become available at interest rates equal to or less than the interest rates charged on the mortgage loans previously made available from the proceeds of such housing securities. Therefore, some Issuers of such housing securities may have experienced insufficient demand to complete mortgage loan originations for all of the money made available from such securities. In addition, mortgage loans made with the proceeds of housing securities, in general, do not carry prepayment penalties and therefore certain mortgage loans may be prepaid earlier than their maturity dates. If the Issuers of such housing securities are unable to or choose not to reloan these monies, they will generally redeem housing securities in an amount approximately equal to such prepayments. The Sponsor is unable to predict at this time whether such redemptions will be made at a high rate. The disposition of such Securities may result in a loss to a Trust.

      All single-family housing mortgage-backed securities and certain multi-family housing mortgage-backed securities are prepaid over the life of the underlying mortgage or mortgage pool, and therefore, the average life of mortgage-backed Securities cannot necessarily be determined, but will ordinarily be less than their maturities. In addition, in the case of single-family housing Securities and certain other mortgage-backed Securities, if proceeds from the sale of the Securities are not allocated within a stated period (which may be within a year of the date of issue), or if mortgage loans made from the Security proceeds are prepaid, upon receipt of mortgage prepayments the Security issues may be called at par. Prepayments are more likely to occur as interest rates decline. Some of the Securities in the Portfolio were
                                       4
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such housing obligations deposited in the Trust at a price higher than their par value. To the extent that these obligations were valued at a premium at the time a Unit Holder purchased Units, any prepayment at par would result in a loss of capital to the Unit Holder and, in any event, reduce the amount of income that would otherwise have been paid to the Unit Holder. When prevailing interest rates rise, the value of a housing security may decrease as do other debt securities, but when prevailing interest rates decline, the value of the mortgage-backed securities is not likely to rise on a comparable basis with other debt securities because of the prepayment features.

      The Portfolio of a Trust may contain Securities in the hospital facilities category payable from revenues derived from hospitals and health care facilities which, generally, were constructed or are being constructed from the proceeds of such Securities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The continuing availability of sufficient revenues is dependent upon several factors affecting all such facilities generally, including, among other factors the ability of the facilities to provide the services required by patients, changes in Medicare and Medicaid reimbursement regulations, the success of efforts by the states and the Federal government to limit the cost of health care, changes in contracts between health care institutions and public or private insurers, the timely completion of the construction of projects and achieving and maintaining projected rates of utilization. Additionally, a major portion of hospital revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from Blue Cross and other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of, or interest on, hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals and may also adversely affect the ratings of hospital revenue bonds held in a Trust. Future actions by the Federal government with respect to Medicare and by the Federal and State governments, with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations, or their interpretations, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost control, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of these proposals, if enacted, on any of the Securities in the Portfolio of a Trust.

      The Portfolio of a Trust may contain Securities in the power and electric facilities category payable from revenues derived from power facilities, which generally include revenues from the sale of electricity generated and distributed by power agencies using hydro-electric, nuclear, fossil or other power sources. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The ability of the Issuers of such bonds to make payments of principal of, or interest on, such obligations is dependent, among other things, upon the continuing ability of such Issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems of the power and electric utility industry include difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain technical and cost factors relating to the construction and operation of nuclear power generating facilities, the difficulty of the capital markets in absorbing utility debt and equity securities, the availability of fuel for electric generation at reasonable prices, the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal. Some of the Issuers of Securities in the Portfolio may own or operate nuclear facilities for electric generation. Additional considerations in the case of such Issuers include the problems associated with the use and disposal of radioactive materials and wastes, and other problems associated with construction, licensing, regulation and operation of such facilities. In addition, Federal, state or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction or operation of nuclear power plants, or the suspension of operation of such plants which have been or are being financed by proceeds of certain of the Securities held in the Portfolio of a Trust. Such delays, suspensions or other action may affect the payment of interest on, or the repayment of the principal amount of, such Securities. On November 15, 1990 the President signed into law the Clean Air Act Amendments of 1990 which provide for attainment and maintenance of health protective national ambient air quality standards. The goal of the law is to cut acid rain pollutants by half, sharply reduce urban smog and eliminate most of the toxic chemical emissions from industrial plants by the turn of the century. As enacted, the law affects nearly all electric power facilities that burn oil or coal. Greenhouse effect bills and hazardous waste bills may further increase the cost of utility service. The Sponsor is unable
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to predict the ultimate form that any new regulations or other governmental action may take, when legislation may be enacted, or the resulting impact on the Securities in the Portfolio of a Trust.

      The Portfolio of a Trust may contain Securities which are in the industrial revenue facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Industrial Revenue Bonds (``IRBs'') are tax-exempt securities issued by states, municipalities or public authorities to finance the cost of acquiring, constructing or improving various projects, including pollution control, environmental improvement, industrial or special airport facilities. IRBs are payable from the income of specific facilities or from payments made by private corporations to the state authorities issuing such bonds. Interest on the IRBs is generally exempt, with certain exceptions, from Federal income tax pursuant to Section 103 of the 1954 Code, provided the Issuer and corporate obligor thereof continue to meet certain conditions. In the opinion of bond counsel to the Issuers, the interest on the IRBs constituting the Securities is exempt (except in certain instances depending on the Unit Holders) from all Federal income tax under existing law but may be subject to state or local taxation. (See ``Tax Status.'')

      The Portfolio of a Trust may contain Securities which are in the water and sewer facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Bonds in the water and sewer facilities category include securities issued to finance public water and sewer projects for water management and supply and sewer control and securities issued by public Issuers on behalf of private corporations for such projects. These bonds are payable from the income of specific facilities or from payments made by such private corporations to the state authorities issuing such bonds. The income of such facilities is generated from the payment of user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of ``no growth'' zoning ordinances.

      The Portfolio of a Trust may contain Securities which are in the revenue obligations of universities and schools category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The ability of universities and schools to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in enrollment and tuition revenue, the availability of Federal, state and alumni financial support, the method and validity, under state constitutions, of present systems of financing public education, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments. Studies undertaken by public and private groups differ with respect to statistics and projections for past secondary enrollment of educational institutions in the 1990s.

      The Portfolio of a Trust may contain Securities in the pollution control facilities category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Bonds in the pollution control facilities category include securities issued to finance public water, sewage or solid waste treatment facilities and securities issued by a public Issuer on behalf of a private corporation to provide facilities for the treatment of air, water and solid waste pollution. These Securities are payable from the income of specific facilities, state authorities or from payments made by such private corporations.

      The Portfolio of the Trust may contain Securities which are in the redevelopment facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The purpose of redevelopment is to revitalize deteriorated and/or underdeveloped areas within a community. As new construction progresses, property values normally increase significantly and the ultimate result is a proportionate increase in ad valorem property tax revenues. However, if, due to various economic factors, the assessed valuation is reduced, such reduction may result in insufficient tax revenues, which could in turn impair the ability of the Issuer to make payments of principal and/or interest on the bonds when due. A reduction in property tax rates or delinquencies in the payment of property taxes could have a similar adverse effect.

      The Portfolio of a Trust may contain Securities in the resource recovery category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The issuers of such Securities are municipalities or agencies or authorities thereof that have allocated the proceeds of the issue towards the construction and operation of a resource recovery facility operated by a corporate operator. Payments on the bonds are dependent upon the creditworthiness of the corporate operator of the particular project. The operation of such facilities typically depends upon the delivery thereto of specified quantities of solid waste from which refuse-derived fuel can be extracted and in turn converted into electricity or steam by the facility. The operation of the facility may be limited or totally
                                       6
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
curtailed from operating because of failure to comply with governmental regulations concerning the environment, failure to obtain necessary environmental permits, zoning permits and other municipal ordinances or inability to maintain or renew such permits because of an inability to comply with changes in government environmental regulations. If the resource recovery facility is unable to operate or cannot operate at full capacity, the corporate operator of such facility will be unable to generate revenues necessary to cover payments on the resource recovery bonds. Furthermore, the corporate operator's revenue is typically derived from the sale of the power generated by the facility to a power agency or company under a power purchase agreement. The continued flow and level of payments made by the corporate operator might therefore depend upon the financial condition of the purchaser under such a power agreement and the operator's continued ability to generate the minimum amount of power required to be delivered thereunder. Such a purchaser may be subject to the various general problems and risks associated with the power industry and the regulatory environment in which it operates. A decline in price of the extracted materials or the electricity or steam created by the facility may also result in insufficient revenues generated by the corporate operator as will an increase in its operating costs. Finally there may be technological risks that become apparent in the long run that are not presently apparent because of the relatively short history of these facilities which risks may involve the successful construction or operation of such facilities.

      The Portfolio of a Trust may contain Securities which are in the special tax bond category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Special tax bonds are not secured by the general tax revenues of the municipality and they do not represent general obligations of the municipality. Therefore, the ability of the issuers of special tax bonds to pay interest and/or principal on special tax bonds may be adversely affected by the inability to collect all or part of the special tax due to various factors including: a general decline in the local economy or population, inability or failure to pay the special tax, failure to develop property backing certain special tax bonds for reasons including prohibitions or restraints on development such as failure to receive regulatory agency approval for development and fluctuations in the real estate market, a decline in the value of projects backing certain tax bonds, natural disasters or environmental hazards.

      The Portfolio of a Trust may contain Securities which are in the tax allocation bond category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) These Securities are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located (``project areas''). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

      The Portfolio of a Trust may contain Securities in the certificates of participation category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Each certificate represents an undivided and proportionate interest in lease or installment purchase payments to be made by governmental entities (which are the participants) to a third party for the use and possession or acquisition of a particular project or equipment. Each payment is divided into an interest portion and a principal portion, the interest portion of which constitutes tax-exempt interest in the opinion of special counsel retained in connection with the issue. The third party assigns its rights to the payments to a trustee for the benefit of the certificate holders. The amounts paid to the trustee by the participants are used to make the payments of principal and interest due with respect to the certificates. The obligation of a participant to make the payments does not constitute an obligation for which the participant is obligated to levy or pledge any form of taxation.

      The Portfolio of a Trust may contain obligations of Issuers located in the Commonwealth of Puerto Rico. (See Part A--``Portfolio Summary''.) The ability of the Issuers of such bonds to meet their obligations may be affected by the economic and social problems facing Puerto Rico. Unemployment in Puerto Rico remains high by United States standards. The island's per capita personal income has been lower than in any state of the United States. Transfer payments from the United States Government under various social welfare programs (such as food stamps, social security and veterans' benefits) contribute significantly to personal income.

      The economy of Puerto Rico is closely integrated with that of the mainland United States and is largely dependent for its development upon U.S. policies and programs that could be eliminated by the U.S. Congress. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs which may not always be available. An
                                       7
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adverse effect on the Puerto Rican economy could result from other U.S.
policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. During fiscal 1991, approximately 87% of Puerto Rico's exports were to the United States mainland, which was also the source of 68% of Puerto Rico's imports. Growth in the Puerto Rico economy in fiscal 1992 and fiscal 1993 will depend on several factors including the state of the U.S. economy.

      The Puerto Rican economy consists principally of manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar), tourism and the service sector (including finance, insurance, and real estate). Since Puerto Rico is an island and is heavily dependent upon imports and exports, maritime and air transportation are of basic importance to its economy. The manufacturing and service sectors generate the largest portion of gross product. Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The finance, insurance and real estate components of this sector have recently experienced the most growth. The level of tourism is affected by various factors, including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

      The government sector of the Commonwealth plays an important role in the economy of the island. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rican sugar production.

      The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Internal Revenue Code generally provides deferral of Federal income taxes for U.S. companies operating on the island until profits are repatriated. No assessment can be made as to whether or not Section 936 and other incentive programs will be continued. It is expected that the elimination of Section 936, if it occurred, would have a strongly negative impact on Puerto Rico's economy.

      There have for many years been two major viewpoints in Puerto Rico with respect to the island's relationship to the United States, one essentially favoring the existing commonwealth status (but with modifications providing for greater local autonomy), and the other favoring statehood. A third viewpoint favors independence from the United States. The Sponsor cannot predict what effect, if any, a change in the relationship between Puerto Rico and the United States would have on the issuer's ability to meet their obligations.

      Each Trust consists of the Securities listed under Part A--``Schedule of Portfolio Securities'' herein, as long as such Securities may continue to be held from time to time in the Trust (including certain securities deposited in the Trust in exchange or substitution for any Securities pursuant to the Indenture) together with accrued and undistributed interest thereon and undistributed and uninvested cash realized from the disposition of Securities. BECAUSE CERTAIN OF THE SECURITIES FROM TIME TO TIME MAY BE REDEEMED OR WILL MATURE IN ACCORDANCE WITH THEIR TERMS OR MAY BE SOLD UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN, NO ASSURANCE CAN BE GIVEN THAT A TRUST WILL RETAIN FOR ANY LENGTH OF TIME ITS PRESENT SIZE AND COMPOSITION. THE TRUSTEE HAS NOT PARTICIPATED IN THE SELECTION OF SECURITIES FOR THE TRUSTS, AND NEITHER THE SPONSOR NOR THE TRUSTEE WILL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY SECURITIES.

      To the best knowledge of the Sponsor, there is no material litigation pending in respect of any Securities which might reasonably be expected to have a material adverse effect upon a Trust. At any time litigation may be initiated on a variety of grounds with respect to Securities in a Trust. Such litigation may affect the validity of such Securities or the tax-free nature of the interest thereon. Although the outcome of litigation of such nature cannot be predicted, opinions of bond counsel are delivered with respect to each Security on the date of issuance to the effect that such Security has been validly issued and that the interest thereon is exempt from Federal income tax under then existing law. If legal proceedings are instituted seeking, among other things, to restrain or enjoin the payment of any of the Securities or attacking their validity or the authorization or existence of the Issuer, the Sponsor may, in accordance with the Indenture, direct the Trustee to sell such Securities and distribute the proceeds of such sale to Unit Holders. In addition, other factors may arise from time to time which potentially may impair the ability of Issuers to meet
                                       8
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obligations undertaken with respect to Securities (e.g., state legislative proposals or voter initiatives to limit ad valorem real property taxes).

      Under the Federal Bankruptcy Code, political subdivisions, public agencies or other instrumentalities of any state (including municipalities) which are insolvent or unable to meet their debts as they mature and which meet certain other conditions may file a petition in Federal bankruptcy court. Generally, the filing of such a petition operates as a stay of any proceeding to enforce a claim against the debtor. The Federal Bankruptcy Code also requires the debtor to file a plan for the adjustment of its debts which may modify or alter the rights of creditors. Under such a plan the Federal bankruptcy court may permit the debtor to issue certificates of indebtedness which have priority over existing creditors and which could be secured. Any plan of adjustment confirmed by the court must be approved by the requisite majorities of creditors of different classes. If confirmed by the bankruptcy court, the plan would be binding upon all creditors affected by it. The Sponsor is unable to predict the effect these bankruptcy provisions may have on a Trust.

      Most of the Securities are subject to redemption prior to their stated maturity dates pursuant to optional refunding redemption and/or sinking fund provisions. In general, optional refunding redemption provisions are more likely to be exercised when the evaluation of a Security is at a premium over par than when it is at a discount from par. Generally, the evaluation of Securities will be at a premium over par when market interest rates fall below the coupon rate on such Securities. In addition, certain Securities may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Securities. The redemption of a Security at par may result in a loss to a Trust. See Part A--``Schedule of Portfolio Securities'' for those Securities in the Portfolio of a Trust which as of the date of such schedule had a bid side evaluation in excess of par. Certain Securities in the Portfolio may be subject to sinking fund provisions during the life of a Trust. Such provisions are designed to redeem a significant portion of an issue of Securities gradually over the life of such issue. Particular bonds of an issue of Securities to be redeemed are generally chosen by lot. The ``Schedule of Portfolio Securities'' herein contains a listing of the optional refunding and sinking fund redemption provisions, if any, with respect to each of the Securities.

      DUE TO FLUCTUATIONS IN THE MARKET PRICE OF THE SECURITIES IN THE PORTFOLIO AND THE FACT THAT THE PUBLIC OFFERING PRICE INCLUDES A SALES CHARGE, AMONG OTHER FACTORS, THE AMOUNT REALIZED BY A UNIT HOLDER UPON THE REDEMPTION OR SALE OF UNITS MAY BE LESS THAN THE PRICE PAID FOR SUCH UNITS BY THE UNIT HOLDER. (SEE ``RIGHTS OF UNIT HOLDERS--REDEMPTION--COMPUTATION OF REDEMPTION PRICE PER UNIT'', HEREIN.)

      Unit Holders of a Trust not designated as Insured should omit the following and continue with ``Objectives and Securities Selection.'' All of the Securities in any Series not designated as Insured are not insured and the following section ``Insurance on the Securities in the Portfolio of an Insured Trust'' is inapplicable to such Series.

Insurance on the Securities in the Portfolio of an Insured Trust--General

      Each Insured National Municipal Trust is covered by one of the following two types of insurance (see Part A-- ``Summary'' for a description of the type of insurance applicable to the particular series therein; see ``The Trust-- Insurance on the Securities in the Portfolio of an Insured Trust--Insurers'' for a description of the insurers): (1) the Sponsor obtained insurance to maturity of the Securities from Financial Guaranty for certain of the Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (see ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity''), or (2) each Security is insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty. (See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity.'')

      Each Insured Prudential Unit Trust is covered by one of the following four types of insurance (see Part A-- ``Summary'' for a description of the type of insurance applicable to the particular series therein; see ``The Trust-- Insurance on the Securities in the Portfolio of an Insured Trust--Insurers'' for a description of the insurers): (1) The Sponsor obtained insurance to maturity of the Securities from Financial Guaranty for certain of the Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (See ``The Trust--Insurance on the Securities in the Portfolio of one Insured Trust--Insured to Maturity'') or, (2) the Insured Trust obtained Portfolio Insurance from Financial Guaranty for all of the Securities in the Portfolio of an Insured Trust (see ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance''), or
(3) the Insured Trust obtained Portfolio
                                       9
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Insurance from Financial Guaranty on certain Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (see ``The Trust--Insurance on the Securities in the Portfolio on an Insured Trust--Portfolio Insurance-- Insured to Maturity'') or (4) each Security is insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty. (See ``The Trust--Insurance on the Securities in the Portfolio or for Insured Trust--Insured to Maturity.'').

      Certain Securities in an Insured Trust may be insured both by insurance obtained from Financial Guaranty or other insurers by the Issuer of such Securities as well as under the Portfolio Insurance policy obtained by the Insured Trust. (See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance--Insured to Maturity.'') Insurance obtained by an Insured Trust is effective only while the Securities thus insured are held in an Insured Trust.

Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance

      In an effort to protect Unit Holders against delay in payment of interest and against principal loss, insurance (``Portfolio Insurance'') has been obtained by an Insured Trust from Financial Guaranty Insurance Company (``Financial Guaranty''), a New York stock insurance company, guaranteeing the scheduled payment of interest and principal with respect to certain of the Securities deposited in and delivered to an Insured Trust. The Portfolio Insurance policy obtained by an Insured Trust is noncancellable and will continue in force so long as an Insured Trust is in existence and the securities described in the policy continue to be held by each such Insured Trust (see Part A--``Schedule of Portfolio Securities''). The Deposited Units in an Insured Trust were rated AAA by Standard & Poor's Corporation on their respective dates of deposit as a result of the Portfolio Insurance obtained from Financial Guaranty by such previous series. As a result of this Portfolio Insurance the Units of an Insured Trust were rated AAA by Standard & Poor's Corporation as of the Date of Deposit. (See ``Bond Ratings''.)

      Insurance is not a substitute for the basic credit of an Issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancellable policy for the scheduled payment of interest and principal on the Securities is issued by the Insurance Company. A single premium is paid by the Issuer for Securities insured by the Issuer and a monthly premium is paid by an Insured Trust for the Portfolio Insurance obtained by it, except for Securities covered by insurance obtained by the Issuer from Financial Guaranty, in which case no premiums for insurance are paid by an Insured Trust. Upon the sale of a Security from an Insured Trust, the Trustee, pursuant to an irrevocable commitment of Financial Guaranty, has the right to obtain permanent insurance (i.e. insurance to maturity of the Securities regardless of the identity of the holder thereof) (``Permanent Insurance'') with respect to such Security upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Security. An Insured Trust will obtain and pay a premium for the Permanent Insurance upon the sale of a Security if the Sponsor determines that such sale will result in a net realization greater than would the sale of such Security without the purchase of such Permanent Insurance. Accordingly, any Security (other than a Deposited Unit) in an Insured Trust is eligible to be sold on an insured basis. Any Security in a Trust represented by a Deposited Unit is eligible to be sold on an insured basis. The premium for Permanent Insurance with respect to each Security is determined based upon the insurability of each Security as of the Date of Deposit and will not be increased or decreased thereafter. Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty ``AAA'' and ``Aaa'', respectively.

      Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the Portfolio Insurance obtained and the Permanent Insurance obtainable by an Insured Trust unless a Security is in default in payment of principal or interest or in significant risk of such default. The value of the Permanent Insurance will be equal to the difference between (i) the market value of defaulted Securities assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such defaulted Securities not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance. The value of any insurance obtained by the Issuer of a Security is reflected and included in the market value of such Security.

      Nonpayment of premiums on the policy obtained by an Insured Trust will not result in the cancellation of the insurance but will permit Financial Guaranty to take action against an Insured Trust to recover premium payments due it. Premium rates for each issue of Securities protected by the Portfolio Insurance obtained by an Insured Trust are fixed for the life of an Insured Trust. The premium for any insurance policy or policies obtained by an Issuer of
                                       10
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Securities has been paid in advance by such Issuer and any such policy or policies are noncancellable and will continue in force so long as the Securities so insured are outstanding.

      Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the ``Fiscal Agent''), that portion of the principal of and interest on the Securities which shall become due for payment but shall be unpaid by reason of nonpayment by the Issuer of the Securities and which has not been paid by insurance of the Security obtained by the Issuer. The term ``due for payment'' means, when referring to the principal of a Security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When used in reference to interest on a Security, the term ``due for payment'' means the stated date for payment of interest. When, however, the interest on a Security shall have been determined (as provided in the underlying documentation relating to such Security) to be subject to Federal income taxation, the term ``due for payment'' also means, (i) when referring to the principal of such Security, the date on which such Security has been called for mandatory redemption as a result of such determination of taxability, and (ii) when referring to interest on such Security, the accrued interest at the rate provided in such documentation to the date on which such Security has been called for such mandatory redemption, together with any applicable redemption premium.

      Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the Issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Security, appurtenant coupon or right to payment of principal or interest on such Security and shall succeed to all of the Trustee's rights thereunder, including the right to payment thereof.

      In determining whether to insure bonds, Financial Guaranty has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. Financial Guaranty's determination to issue insurance with respect to a bond is made prior to or on the date of deposit of a bond in an Insured Trust. The Portfolio Insurance obtained by an Insured Trust covers Securities deposited in an Insured Trust and physically delivered to the Trustee or a custodian for an Insured Trust in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of registered bonds, or registered in the name of the Trustee or its nominee in the case of Securities held in book-entry form.

      Insurance obtained by an Insured Trust or by the Security Issuer does not guarantee the market value of the Securities or the value of the Units. The Portfolio Insurance obtained by an Insured Trust is effective only as to Securities owned by and held in such Insured Trust. In the event of a sale of any such Security by the Trustee, the insurance terminates as to such Security on the date of sale but the Trustee may exercise the right to obtain Permanent Insurance with respect to the Security upon the payment of an insurance premium from the proceeds of the sale of such Security. Except as indicated below, Portfolio Insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. The Evaluator will attribute a value to the insurance obtained by an Insured Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Securities covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. (See ``Public Offering of Units--Public Offering Price''.) Insurance obtained by the Issuer of a Security is effective so long as such Security is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Securities thus insured, but the exact effect, if any, of such insurance on such market value cannot be predicted.

      The contract of insurance relating to an Insured Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Trust. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with a Trust or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds in which the investors or the affiliates of FGIC Corporation have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from
                                       11
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
Financial Guaranty. Neither an Insured Trust nor the Units nor the Portfolio is insured directly or indirectly by FGIC Corporation.

      Because of the Portfolio Insurance applicable to the Securities in an Insured Trust insuring the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurer (Financial Guaranty), Standard & Poor's Corporation has assigned a ``AAA'' investment rating to an Insured Trust. This is the highest rating assigned to securities by Standard & Poor's Corporation. (See ``Bond Ratings''.) The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation or as a guarantee of the market value of an Insured Trust or the Units. Standard & Poor's Corporation has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Securities for less than the purchase price paid by an Insured Trust will reduce payment to Unit Holders of the interest and principal required to be paid on the insured Securities. There is no guarantee that the ``AAA'' investment rating with respect to the Units will be maintained.

      The purpose of the Portfolio Insurance obtained by an Insured Trust is to obtain a higher yield on the Securities in the Portfolio than would be available if all the Securities in such Portfolio were uninsured and had the Standard & Poor's Corporation ``Aaa'' and/or Moody's Investors Service ``Aaa'' and/or Fitch Investors Service, Inc. AAA rating(s) and, at the same time to have the protection of Portfolio Insurance with respect to scheduled payment of interest and principal on the Securities. There is, of course, no certainty that such purpose will be realized.

Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity

      Certain of the Securities in an Insured Trust are insured to maturity as to the scheduled payment of interest and principal either at the cost of the Issuer at the time of issuance or by other entities (for Securities insured prior to the Date of Deposit by AMBAC, Cap. Gty., Connie Lee, IIC, MBIA, MBIAC, BIG+ or Financial Guaranty) (the ``Insurers'' or each individually an ``Insurer'') or at the cost of the Sponsor, effective on the Date of Deposit (for Securities which were not insured at the time of issuance). The premium for any insurance policy or policies obtained by an Issuer of securities has been paid in advance by such Issuer and the insurance policies are non-cancellable and will continue in force so long as Securities are outstanding and the insurers remain in business. The respective insurance policies guarantee the scheduled payment of principal and interest on but do not guarantee the market value of the Securities covered by each policy or the value of the Units. In the event the Issuer of an insured Security defaults in payment of interest or principal, the insurance company insuring the Security will be required to pay to the Trustee any interest or principal payments due. Only Securities covered by a bond insurance policy may be deposited in an Insured Trust. Payment under each of the insurance policies is to be made in respect of principal of and interest on Securities covered thereby which becomes due for payment but is unpaid. Each such policy provides for payment of the defaulted principal or interest due to a trustee or paying agent. In turn, such trustee or paying agent will make payment to the bondholder (in this case, the Trustee) upon presentation of satisfactory evidence of such bondholder's right to receive such payment.

      Because the Securities are insured as to the scheduled payment of principal and interest and on the basis of the creditworthiness and claims-paying ability of certain insurers, Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. have assigned to those Securities in a Trust insured by such insurers, with the exception of IIC, an investment rating of ``AAA'', ``Aaa'' or ``AAA'', respectively. (See ``Insurance on the Securities in the Portfolio of an Insured Trust--Insurers.'') This is the highest rating assigned to securities by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. On July 13, 1990, Standard & Poor's Corporation lowered the ratings of IIC's claims-paying ability to A+; consequently, the Bonds insured by IIC are rated A+ (see ``Bond Ratings''). The obtaining of a rating by a Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. or as a guarantee of the market value of the Trust or the Units.

      Under the provisions of their insurance policies, the Insurers unconditionally and irrevocably agree to pay their respective paying agent(s), if any, that portion of the principal of and interest on the insured Securities which shall become due for payment but shall be unpaid by reason of nonpayment by the Issuer of the Securities. The term ``due for payment'' means, when referring to the principal of a Security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due
------------------

+Securities originally insured by BIG have been reinsured by MBIAC pursuant to reinsurance agreements.

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
by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Security, the stated date for payment of interest; provided, however, that when the interest on a Security shall have been determined, as provided in the documentation relating thereto, to be subject to Federal income taxation, ``due for payment'' means, when referring to the principal of such Security (after September 6, 1989 for a National Municipal Trust), the date on which such Security has been called for mandatory redemption as a result of such determination of taxability (prior to September 6, 1989 the National Municipal Trust insurance policies generally did not provide for redemption as a result of a taxability determination), and when referring to interest on such Security, the accrued interest at the rate provided in such documentation to the date on which such Security has been called for such mandatory redemption, together with any applicable redemption premium.

      The Insurers will make such payments to their respective paying agents on the date such principal or interest becomes due for payment or on the business day next following the day on which the Insurers shall have received notice of nonpayment, whichever is later. The Paying Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the Issuer but only upon receipt by the Paying Agent, of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the respective Insurer. Upon such disbursement, the Insurer shall succeed to all of the rights of the Trustee in the bond, appurtenant coupon or right to payment of prinicpal or interest on such Security, as the case may be, including the right to payment thereof.

      In general, the insurance policies are noncancellable and will remain in force as long as the Securities insured by such policy remain outstanding. Insurance does not guarantee the market value of the Securities or the value of the Units. However, any such insurance may be considered to represent an element of market value in regard to the Securities thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted. The insurance also does not guarantee the premium paid for a Security that is called for redemption prior to maturity.

      In determining to insure Securities, each Insurer has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Securities by the Sponsor. To the extent the Insurer's standards are more restrictive than those of the Sponsor, a Trust's investment criteria have been limited with respect to the Securities insured to the more restrictive standards. The cost of the insurance has been paid either by the Issuers at the time of issuance or by other entities or by the Sponsor on the Date of Deposit.

Insurance on the Securities in the Portfolio of an Insured Trust--Insurers

AMBAC Indemnity Corporation

      AMBAC Indemnity Corporation (``AMBAC Indemnity'') is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin. Such regulation, however, is no guarantee that AMBAC Indemnity will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future. AMBAC Indemnity is licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $1,490,000,000 and statutory capital (unaudited) of approximately $839,000,000 as of June 30, 1992. Statutory capital consists of statutory contingency reserve and AMBAC Indemnity's policyholders' surplus. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held Company. Moody's Investors Service, Inc. and Standard & Poor's Corporation have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Connie Lee Insurance Co.

      Connie Lee Insurance Co. (``Connie Lee''), a Wisconsin stock insurance company, is owned by the College Construction Loan Insurance Association, an insurance holding company authorized and established by Congress as a private corporation under the laws of the District of Columbia. The legislation establishing the company stipulated that it provide a mix of direct insurance and reinsurance business to issuers incurring debt obligations for an ``educational facilities purpose.'' The enabling legislation calls for Connie Lee to provide credit enhancement services to colleges, universities, teaching hospitals, and other educational institutions. As of September 30, 1992, policyholders' surplus (unaudited) was $101,704,000, stockholders' equity (unaudited) was $133,515,000 and total assets (unaudited) were $180,800,000. Standard & Poor's Corporation has rated the claims-paying ability of Connie Lee ``AAA''.

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

Capital Guaranty Insurance Company

      Capital Guaranty Insurance Company (``Cap. Gty.''), a Maryland-domiciled insurance company, which was incorporated in Maryland on June 25, 1986, and commenced its operations in November 1986 is a wholly-owned subsidiary of Capital Guaranty Corporation. Capital Guaranty Corportion is owned by Constellation Investments Inc. (an affiliate of Baltimore Gas & Electric Company), Fleet Financial Group Inc., Safeco Corp., Sibag Finance Corp. (and affiliate of Siemens A.G.) and United States Fidelity and Guaranty Company (``USF&G'') and management. Cap. Gty. a monoline financial guaranty insurer insures general obligation, tax supported and revenue bonds structured as tax-exempt and taxable securities as well as selectively insures taxable corporate/asset backed securities. Cap. Gty.'s insured portfolio currently includes over $13 billion in total principal and interest insured. As of September 30, 1992, the total policyholders' surplus of Cap. Gty. was $128,424,292 (unaudited), and the total admitted assets were $219,899,728 (unaudited) as reported to the Insurance Department of the State of Maryland. Standard & Poor's Corporation has rated the claims-paying ability of Cap. Gty. ``AAA.''

Financial Security Assurance

      Financial Security Assurance (``FSA'') is a monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. FSA is approximately 91.6% owned by US WEST, Inc. and 8.4% owned by Tokio Marine and Fire Insurance Co., Ltd. (``Tokio Marine''). US WEST, Inc. operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and mid-western United States. Tokio Marine is a major Japanese property and casualty insurance company. No shareholder of FSA is obligated to pay any debt of FSA or any claim under any insurance policy issued by FSA or to make any additional contribution to the capital of FSA. FSA and its two wholly-owned subsidiaries are licensed to engage in financial guaranty insurance business in 48 states, the District of Columbia and Puerto Rico.

      FSA and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities.

      Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by FSA or either of its subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis.

      As of June 30, 1992, the Unearned premium reserve of FSA was $208,438,000 (unaudited) and its total shareholder's equity was $590,544,000 (unaudited). FSA's claims-paying ability is rated ``Aaa'' by Moody's Investors Service, Inc. and ``AAA'' by Standard & Poor's Corporation.

Industrial Indemnity Company

      Industrial Indemnity Company (``IIC'') is a wholly-owned subsidiary of Crum and Forster, Inc. Crum and Foster, Inc. also wholly owns four other insurance company subsidiaries. The insurance written by IIC and said four subsidiaries is pooled pursuant to a Reinsurance Participation Agreement among such five companies. The total assets and policyholders' surplus of such five companies on a combined statutory basis as of June 30, 1992 was $9,534,089,276 and $1,545,631,405, respectively. Standard & Poor's Corporation has rated the claims-paying ability of IIC ``A+.''

MBIA

      The insurance companies comprising MBIA and their respective percentage liabilities are as follows: The Aetna Casualty and Surety Company, thirty-three percent (33%); The Fireman's Fund Insurance Company, thirty percent (30%); The Travelers Indemnity Company, fifteen percent (15%); Cigna Property and Casualty Company, twelve percent (12%); and The Continental Insurance Company, ten percent (10%). All policies are individual obligations of the participating insurance companies and their obligations thereunder cannot be increased beyond their percentage commitment, therefore, each company will not be obligated to pay any unpaid obligation of any other member of MBIA. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations. The total New York statutory assets of the participating insurance companies as of December 1991 was $34,804,892,000. Standard & Poor's Corporation rates all new issues insured by MBIA ``AAA'' and Moody's Investors Service rates all bond issues insured by MBIA ``Aaa''.

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

MBIAC

      MBIAC is the principal operating subsidiary of MBIA, Inc. MBIA, Inc. is not obligated to pay the debts of or claims against MBIAC. MBIAC is a limited liability corporation rather than a several liability association. MBIAC is domiciled in the State of New York and licenced to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

      As of June 30, 1992, MBIAC had admitted assets (unaudited) of $2.3 billion, total liabilities (unaudited) of $1.6 billion, and total capital and surplus (unaudited) of $746 million, in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's Corporation rates all new issues insured by MBIAC and Moody's Investors Service rates all bond issues insured by MBIAC ``AAA'' and ``Aaa'', respectively.

FINANCIAL GUARANTY

      Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. Financial Guaranty, domiciled in the State of New York and located at 175 Water Street, New York, New York 10038, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January, 1984. FGIC Corporation is a wholly-owned subsidiary of General Electric Capital Corporation. FGIC Corporation and General Electric Capital Corporation are not obligated to pay the debts of or the claims against Financial Guaranty.

      Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust portfolios, provides insurance for all or portions of new issues of municipal bonds and notes and municipal bonds and notes held by mutual funds. Financial Guaranty expects to provide other forms of financial guaranties in the future. It is also authorized to write fire, property damage liability, workmen's compensation and employer's liability and fidelity and surety insurance. As of September 30, 1992, the total capital and surplus of Financial Guaranty was approximately $601,985,000. Although the Sponsor has not undertaken an independent investigation of Financial Guaranty, the Sponsor is not aware that the information herein is inaccurate or incomplete. Fitch Investors Service Inc., Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty ``AAA'', ``AAA'' and ``Aaa,'' respectively.

      Financial Guaranty is currently authorized to provide insurance in 49 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform on its commitments or contracts of insurance in the event claims should be made thereunder at some time in the future.

      The information contained above relating to the above referenced insurers has been furnished by publicly available sources including the respective insurers. The financial information contained herein is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof, but the Sponsor is not aware that the information herein is inaccurate or incomplete.

      Because the Securities in an Insured Trust are insured by the Insurance Companies as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the Insurance Companies, Standard & Poor's Corporation has assigned a ``AAA'' investment rating to Units of certain Insured Trusts. This is the highest rating assigned to securities by Standard & Poor's Corporation. (See ``Bond Ratings''.) The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation or as a guarantee of the market value of an Insured Trust or the Units. Standard & Poor's Corporation has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Securities for less than the purchase price paid by an Insured Trust will reduce payment to Unit Holders of the interest and principal required to be paid on the insured Securities. There is no guarantee that the ``AAA'' investment rating with respect to the Securities or Units will be maintained.

Objectives and Securities Selection

      The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) through investment in a fixed portfolio consisting primarily of long-term (intermediate term or selected term in the case of certain Trusts) state, municipal and public authority debt obligations, and (with a certain exception discussed above) the conservation of capital. In addition, in the opinion of counsel, interest income of each State Trust is exempt, to the extent indicated, from state and any local income taxes in the state for which such State Trust is named. There is, of course, no guarantee that a Trust's objectives will be achieved.

      In selecting Securities for a Trust, the following factors, among others, were considered (a) ratings as of the Date of Deposit of A or better by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. except for certain Trusts rated BBB or better (or in the case of a certain National Municipal Trust B or better) by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. or comparable credit characteristics in the opinion of the Prudential Investment Corporation, the Sponsor's affiliate, (b) maturities or mandatory payment dates consistent with the life of a Series, (c) price (and market discount in the case of Securities in any Discount Series) of the Securities relative to other securities of comparable quality and maturity, (d) the availability, rating of the claims paying ability of an insurer, and cost of insurance of the scheduled payment of principal and interest, when due, on the Securities in an Insured Series, (e) diversification of the Securities as to purpose and location of Issuer (purpose only in the case of State Trusts) and (f) all the Securities are obligations of the states, counties, territories or municipalities of the United States and authorities or political subdivisions thereof, so that the interest on them will in the opinion of bond counsel to the issuing government authorities, be exempt from Federal income tax under existing Federal law.

      The Sponsor and/or an affiliate thereof intend to continuously monitor developments affecting the Securities in each Trust in order to determine whether the Trustee should be directed to dispose of any such Securities (See ``Sponsor--Responsibility'').

      A Trust may contain Securities which were acquired through the Sponsor's participation as sole underwriter or manager or as a member of the underwriting syndicate for such Securities. (See Part A--``Portfolio Summary,'' herein.) An underwriter typically purchases securities, such as the Securities in any Trust, from the Issuer on a negotiated or competitive bid basis in order to market such securities to investors at a profit.

      The yields on Securities of the type deposited in each Trust are dependent on a variety of factors, including interest rates, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings represent the opinions of the rating organizations as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon with different ratings may have the same yield.

The Units

      On a recent date each Unit in a Trust represented a fractional undivided interest in the principal and net income of such Trust as is set forth in Part A--``Summary of Essential Information.'' If any Units are redeemed after such date by the Trustee, the face amount of Securities in such Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased although the relative interest in the Trust represented by each such Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder, which may include the Sponsor, or until the termination of the Trust. (See ``Amendment and Termination of the Indenture--Termination.'')

Estimated Annual Income Per Unit

      On a recent date, the Estimated Net Annual Income per Unit of a Trust was the amount set forth above under Part A--``Summary of Essential Information.'' This figure is computed by dividing the estimated annual income per Unit (i.e., less estimated annual fees and expenses of the Sponsor, the Trustee, counsel and the Evaluator), ignoring any original issue discount, by the number of Units outstanding. Thereafter, the estimated net annual income per Unit for a Trust will change whenever Securities mature, are redeemed or are sold, or as the expenses of a Trust change. The fees of the Trustee, the Sponsor, counsel and the Evaluator are subject to change without the consent of Unit Holders. (See ``Expenses and Charges,'' herein.)

      Interest on the Securities, less estimated expenses of a Trust, is expected to accrue at the daily rate shown under Part A--``Summary of Essential Information,'' herein. This rate will change as Securities mature, are redeemed or are sold, or as the expenses of a Trust change.

      The Public Offering Price will vary due to fluctuations in the bid side evaluations of the Securities and the net annual income per Unit may change as Securities mature, are redeemed or are sold or as the expenses of a Trust change.

                                   TAX STATUS

      In the opinion of bond counsel to the issuing governmental authorities, interest income on the Securities comprising the Portfolio of each Trust is (except in certain instances depending upon the Unit Holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code as in effect at the date of issuance and, in the case of each state series, the specified state and local income tax with respect to individuals resident in such state and locality. In the case of Securities issued at a time when the 1954 Code was in effect, redesignation of the Code as the Internal Revenue Code of 1986 (the ``Code'' or the ``1986 Code'') has not adversely affected the exemption from Federal income tax of interest income on such Securities. Gain (exclusive of any earned original issue discount) realized on sale or redemption of the Securities or on sale of a Unit is, however, includable in gross income for Federal income tax purposes and for state and local income tax purposes generally. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be capital gain or ordinary income and if capital gain may be long or short-term depending upon the facts and circumstances. Securities selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain on their maturity, redemption or sale.

      In the opinion of Messrs. Cahill Gordon & Reindel, special counsel for the Sponsor, under existing law:

           None of the Trusts is an association taxable as a corporation for Federal income tax purposes, and interest on an underlying Security which is exempt from Federal income tax under the Code when received by a Trust will retain its status as tax exempt interest for Federal income tax purposes to the Unit Holders.

           Each Unit Holder will be considered the owner of a pro rata portion of a Trust's assets under Sections 671-678 of the Code. Each Unit Holder will be considered to have received his pro rata share of interest derived from a Trust's assets when it is received by the Trust and each Unit Holder will have a taxable event when an underlying Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells his Units. The total tax cost of each Unit to a Unit Holder is allocated among each of the underlying Securities (in accordance with the proportion of a Trust's assets comprised by each Security) in order to determine his per Unit tax cost for each Security, and the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit tax cost of each Security. Therefore, under some circumstances a Unit Holder may realize taxable gains when his Units are sold or redeemed for an amount equal to or less than his original cost.

      If proceeds received by a Trust upon the sale or redemption of an underlying Security exceed a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by a Trust upon the sale or redemption of an underlying Security are less than a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a loss for tax purposes to the extent of such difference. Under the Code net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such capital gain, may, however result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

      In the case of certain of the underlying Securities comprising the Portfolio of a Trust, the opinions of bond counsel indicate that although interest on such underlying Securities is generally exempt from Federal income tax, such underlying Securities are ``industrial development bonds'' under the 1954 Code or ``private activity bonds'' under the 1986 Code as those terms are defined in the relevant Code provisions, and interest on such underlying Securities will not be exempt from Federal income tax for any period during which such underlying Securities are held by a ``substantial user'' of the facilities financed by the proceeds of such underlying Securities (or a ``related person'' to such a ``substantial user''). In the opinion of Messrs. Cahill Gordon & Reindel, interest attributable to such underlying Securities (although not subject to Federal income tax to the Trust), if received by a Trust for the account of a Unit

Holder who is such a ``substantial user'' or ``related person,'' will be taxable (i.e., not tax exempt) to the same extent as if such underlying securities were held by the Unit Holder directly as owner. No investigation as to the users or of the facilities financed by the underlying Securities has been made by the Sponsor or its counsel. Investors should consult their tax counsel for advice with respect to the effect of these provisions on their particular tax situations.

      Furthermore, exemption of interest on a security from regular federal income tax requires that the issuer of the security (or other user of the security proceeds) meet certain ongoing compliance requirements. Failure to meet these requirements could result in loss of the exemption and such loss of exemption could apply retroactively from the date of issuance. A security may provide that if a loss of exemption is determined to have occurred, the security is immediately due and payable; and, in the case of a secured security, that the security can be reached if the security is not then paid. If such a loss of exemption were to occur and the security did not contain such an acceleration clause, or if the acceleration did not in fact result in payment of the security, the affected security would likely be sold as a taxable security. Sale of a security as a taxable security would likely result in a realization of proceeds less than the cost of the security.

      Persons in receipt of Social Security benefits should be aware that the amount of Social Security benefits includible in gross income for a taxable year is the lesser of (i) one-half of the Social Security benefits or (ii) one-half of the amount by which the sum of ``modified adjusted gross income'' plus one-half of the Social Security benefits exceeds a ``base amount''. The base amount is (a) $25,000 for an unmarried taxpayer, (b) $32,000 for married taxpayers filing a joint return, and (c) zero for married taxpayers not living apart who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax exempt interest on municipal obligations including interest on the Securities. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income, and therefore may be taxable.

      THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER ANY OTHER FEDERAL TAX LAW OR UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS. (See ``Rights of Unit Holders--Reports and Records.'')

      The Portfolio of a Trust may contain zero coupon bond(s) or one or more other Securities which were originally issued at a discount (``original issue discount''). In general, original issue discount can be defined as the difference between the price at which a Security was issued and its stated redemption price at maturity. In the case of a Security issued before September 4, 1982, original issue discount is deemed to accrue (be ``earned'') as tax-exempt interest ratably over the period from the date of issuance of the Security to the date of maturity and is apportioned among the original holder of the obligation and subsequent purchasers in accordance with a ratio the numerator of which is the number of calendar days the obligation was owned by the holder and the denominator of which is the total number of calendar days from the date of issuance of the obligation to its date of maturity. Gain or loss upon the disposition of an original issue discount Security in a Portfolio is measured by the difference between the amount realized upon disposition of and the amount paid for such obligation. A holder is entitled, however, to exclude from gross income that portion of such gain attributable to accrued interest and the ``earned'' portion of original issue discount.

      In the case of a Security issued after September 3, 1982, original issue discount is deemed to accrue on a constant interest method which corresponds, in general, to the economic accrual of interest (adjusted to eliminate proportionately on an elapsed-time basis any excess of the amount paid for the Security over the sum of the issue price and the accrued original issue discount on the acquisition date). The Unit Holder's tax basis in the Security is increased by the amount of original issue discount that is deemed to accrue and is included in gross income by the Unit Holder while a Unit Holder holds his Units and the Trust holds the Security. The difference between the amount realized on a disposition of the Security (ex currently accrued interest) and the adjusted tax basis of the Security will give rise to taxable gain or deductible loss upon a disposition of the Security by a Trust (or a sale or redemption of Units by a Unit Holder).

      The Code provides, generally, that adjustments to taxable income to produce alternative minimum taxable income for corporations will include 75% of the amount by which adjusted current earnings (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this preference.

      The Code also imposes an additional 12/100% ($12.00 per $10,000) environmental tax on the alternative minimum taxable income (determined without regard to any alternative tax net operating loss deduction) of a corporation in excess of $2,000,000 for each taxable year beginning before January 1, 1996. The environmental tax is an excise tax and is deductible for United States Federal income tax purposes (but not for purposes of the environmental tax itself). Although the environmental tax is based on alternative minimum taxable income, the environmental tax must be paid in addition to any Federal income taxes payable by the corporation.

      From time to time proposals have been introduced before Congress the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on securities similar to the Securities in a Trust or to require treatment of such interest as a ``tax preference'' for alternative minimum tax purposes, and it can be expected that similar proposals may be introduced in the future. A Trust and the Sponsor cannot predict what legislation, if any, in respect of the tax status of interest on Securities may be proposed by the Executive Branch or by members of Congress, nor can they predict which proposals, if any, might be enacted or whether any legislation if enacted would apply to the Securities in a Trust.

      In addition, investors should be aware that no deduction is allowed for Federal income tax purposes for interest on indebtedness incurred or continued to purchase or carry Units in a Trust. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units. Under the Code gain realized on sale or redemption of certain bonds attributable to market discount will be treated as interest income rather than capital gain. This provision does not apply to bonds yielding tax-exempt income.

New York Trust

           In the opinion of Messrs. Cahill Gordon & Reindel, special New York counsel on New York tax matters, under existing law:

           Under the income tax laws of the State and City of New York, the income of each Trust will be treated as the income of its Unit Holders.

           Interest on the underlying debt obligations which is exempt from tax under the laws of the State and City of New York when received by the New York Trust will retain its status as tax-exempt interest to its Unit Holders. (Interest on the underlying obligations in the New York Trust is, however, not excludable from income in determining the amount of the income-based (i) New York State franchise taxes on business and financial corporations or (ii) the New York City general corporation tax and the New York City financial corporation tax.) The minimum income taxes imposed by New York State and New York City on individuals, estates and trusts exclude from their taxable bases the Federal tax preference item with respect to tax-exempt interest.

           Non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of the State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or City resident should determine his basis and holding period for his Units in the same manner for New York State and City personal income tax purposes as for Federal income tax purposes.

Insured Prudential Unit Trusts--Date of Deposit on or prior to May 22, 1985

      Messrs. Cahill Gordon & Reindel, relying upon the opinion of Brown & Wood, mentioned below as to proceeds received under a Financial Guaranty Policy, and on the assumptions mentioned below regarding proceeds received under policies of other insurers, are also of the opinion that (i) proceeds received pursuant to the terms of such insurance policies which represent matured interest on a defaulted obligation will be excludable from gross income under the personal income tax laws of the State and City of New York, if and to the same extent such interest would have been so excludable if paid by the Issuer of such defaulted obligation and (ii) assuming that each of the other insurance policies has been validly issued, is of standard form with respect to subrogation and does not relieve the Issuer of the Security of its obligations thereunder, proceeds received under such insurance policies representing matured interest on a defaulted obligation will likewise be excludable from Federal gross income if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

Insured Prudential Unit Trusts--Date of Deposit on or prior to April 2, 1986

      Messrs. Cahill Gordon & Reindel, relying upon the opinion of Brown & Wood mentioned below as to proceeds received under a Financial Guaranty Policy, are also of the opinion that proceeds received pursuant to the terms of such insurance policy which represents matured interest on a defaulted obligation will be excludable from gross income under the personal income tax laws of the State and City of New York, if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

           In the case of Securities insured as of the Date of Deposit by Financial Guaranty, in the opinion of Brown & Wood, as a special tax counsel for Financial Guaranty:

           ``[A]ny proceeds received pursuant to the terms of the [i]nsurance [p]olic[y] [issued by Financial Guaranty in respect of the Securities in the Trust] which represent maturing interest on defaulted obligations will be excludable from Federal gross income if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligations.''

Insured Prudential Unit Trusts--Date of Deposit after April 2, 1986 and National Municipal Trusts

      Furthermore, assuming that the applicable insurance policy has been validly issued, is of standard form with respect to subrogation and does not relieve the Issuer of the Security of its obligations thereunder, Messrs. Cahill Gordon & Reindel are of the opinion that proceeds received under the insurance policy representing matured interest on a defaulted obligation will be excludable from Federal gross income and from New York State gross income under the personal income tax laws of the State and City of New York if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

      Opinions relating to the validity of the underlying Securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuing governmental authorities. It is the view of the Prudential Investment Corporation, the Sponsor's affiliate, that interest on the Securities will not be a tax preference item unless otherwise indicated on the ``Schedule of Portfolio Securities'' as Securities the interest on which is in the opinion of bond counsel, treated as a tax preference item for alternative minimum tax purposes. See ``Schedule of Portfolio Securities''. Neither the Sponsor nor its counsel have made any review of proceedings relating to the issuance of underlying Securities or the bases for bond counsel's opinions or the view of the Prudential Investment Corporation, the Sponsor's affiliate. The Sponsor and its Counsel are, however, aware of nothing which would indicate to the contrary.

      Investors should consult their own tax advisors with respect to the applicability of the foregoing general comments to their own particular situations and as respects state and local tax consequences of an investment in Units.

                            PUBLIC OFFERING OF UNITS

Public Offering Price

      The Public Offering Price of Units is computed by adding to the aggregate bid price of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, dividing such sum by the number of Units outstanding, and then adding a sales charge as set forth in the tables below under Volume Discount. A proportionate share of accrued and undistributed interest on the Securities to the settlement date for Units purchased is also added to the Public Offering Price.

      The Public Offering Price on a date subsequent to the date listed on the ``Summary of Essential Information'' in Part A may vary from the Public Offering Price set forth on the ``Summary of Essential Information'' in accordance with fluctuations in the evaluation of the underlying Securities in the Trust.

      The aggregate bid prices of the Securities in a Trust, as is appropriate, shall be determined for a Trust by the Evaluator in the following manner: (a) on the basis of current bid prices for the Securities as obtained from investment dealers or brokers (including the Sponsor) who customarily deal in securities comparable to those held in the Trust, (b) if there is no market for such securities, and bid prices are not available, prices for comparable securities,
(c) by determining the value of the Securities on the bid side of the market by appraisal, or (d) by any combination of the above. Unless a Security is in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Portfolio Insurance obtained by a Prudential Unit Trusts Insured Trust or to an Insured Trust's right to secure Permanent Insurance with respect to such Security in the event of a sale of such

Security. The value of insurance obtained for a security by the Issuer of a Security or by the Sponsor on the Date of Deposit is reflected and included in the market value of such Security. Evaluations for purposes of secondary market transactions by the Sponsor and redemptions by the Trustee will be made each business day as of the Evaluation Time, effective for all redemptions made subsequent to the last preceding determination.

      The Evaluator will consider in its evaluation of Securities which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the ``Defaulted Security'') and which are covered by Portfolio Insurance obtained by an Insured Trust and which may be covered by Permanent Insurance upon a sale of a Defaulted Security, the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Securities assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Securities not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance.

Public Distribution

      Unsold Units or Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price, plus accrued interest.

      The Sponsor intends to qualify Units for sale in states selected by the Sponsor, to be sold by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. In the State of Virginia, Units of a State Trust will not be offered for sale. Sales to dealers will initially be made at prices which include a concession per Unit as stated below, but subject to change from time to time at the discretion of the Sponsor.

      The dealer concession per Unit, which is subject to change, at the discretion of the Sponsor, is currently 73% of the sales charge per Unit.

      Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

      In addition, sales of Units may be made pursant to distribution arrangements with certain banks which are acting as agents for their customers. These banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in amounts comparable to the aforementioned dealers' conscessions. The Glass-Steagall Act prohibits banks from underwriting certain securities, including Units of the Trust; however, this Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are impermissible under this Act. In Texas, any bank making Units available must be registered as a broker-dealer in that State.

Secondary Market

      While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units of each Trust and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price. (See Part A--``Summary of Essential Information,'' herein.) The Sponsor's Repurchase Price is computed by adding to the aggregate of the bid prices of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, plus accrued interest, deducting therefrom expenses of the Trustee, Evaluator, Sponsor and counsel, and taxes, if any, and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by the Sponsor at the then current Public Offering Price, plus accrued interest. Any profit or loss resulting from the resale of such Units will belong to the Sponsor.

      If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units. In such event, Unit Holders (including the Sponsor) may redeem their Units through the Trustee at the Redemption Price which is based upon the aggregate bid price of the Securities. (See ``Rights of Unit Holders--Redemption--Computation of Redemption Price

Per Unit.'') In no event will the price offered by the Sponsor for the repurchase of Units be less than the current Redemption Price for those Units. (See ``Rights of Unit Holders--Redemption,'' herein.)

Profit of Sponsor

      The Sponsor receives a sales charge as set forth in the tables below. On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge. (See ``Public Distribution,'' herein).

      The Sponsor may realize profits (or sustain losses) due to daily fluctuations in the prices of the Securities in a Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

      The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units (based on the bid side evaluation of the Securities in a Trust) and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units (also based on the bid side evaluation of the Securities in a Trust), as the case may be.

Volume Discount

      Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount altogether.

      The sales charge per Unit will be reduced for sales to any person of at least 100 Units of the indicated trust pursuant to the following graduated scales:

                                                           Sales Charge
----------------------------------------------------------------------------------------------------------------------------------
                            Prudential Unit Trusts Composed                                    Prudential Unit Trusts Composed
                                of Long Term Securities                                          of Selected Term Securities
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       5.50  %          5.820      %        Less than 100 Units....       3.50  %          3.627      %
100-249 Units..........       5.00  %          5.263      %        100-249 Units..........       3.00  %          3.092      %
250-499 Units..........       4.25  %          4.439      %        250-499 Units..........       2.25  %          2.302      %
500-749 Units..........       3.75  %          3.896      %        500-749 Units..........       1.50  %          1.523      %
750-999 Units..........       3.00  %          3.092      %        750-999 Units..........       1.00  %          1.010      %
1,000 Units or more....       2.25  %          2.302      %        1,000 Units or more....       0.75  %          0.756      %

                           National Municipal Trust National
                           Series, Multistate Series, Insured
                             Series (except for the Insured
                              Series) (10-15 Year Average
                               Maturity Program) and the                                           National Municipal Trust
                              Selected Credit Trust Series                                         Intermediate Term Trusts
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       5.50  %          5.820      %        Less than 100 Units....       4.50  %          4.712      %
100-249 Units..........       5.00  %          5.263      %        100-249 Units..........       4.00  %          4.167      %
250-499 Units..........       4.50  %          4.712      %        250-499 Units..........       3.50  %          3.627      %
500-749 Units..........       4.25  %          4.439      %        500-749 Units..........       3.00  %          3.093      %
750-999 Units..........       4.00  %          4.167      %        750-999 Units..........       2.50  %          2.564      %
1,000 Units or more....       3.75  %          3.896      %        1,000 Units or more....       2.00  %          2.041      %

                                                                                                   National Municipal Trust
                                National Municipal Trust                                          Insured Series (10-15 Year
                                    Discount Series                                               Average Maturity Program)
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       6.00  %          6.383      %        Less than 100 Units....       4.90  %          5.152      %
100-249 Units..........       5.50  %          5.820      %        100-249 Units..........       4.50  %          4.712      %
250-499 Units..........       5.25  %          5.541      %        250-499 Units..........       4.25  %          4.439      %
500-999 Units..........       5.00  %          5.263      %        500-999 Units..........       4.00  %          4.167      %
1,000 Units or more....       4.50  %          4.712      %        1,000 Units or more....       3.25  %          3.359      %

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      The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of a Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

      Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

Employee Discount

      The Sponsor intends to permit employees of Prudential Securities Incorporated and its subsidiaries and affiliates to purchase Units of a Trust at a price equal to the bid side evaluation of the Securities in a Trust divided by the number of Units outstanding plus a reduced sales charge of $5.00 per Unit, subject to a limit of 5% of the Units of a Trust at the discretion of the Sponsor.

                                EXCHANGE OPTION

      Unit Holders may elect to exchange any or all of their Units of this series of the National Municipal Trust or Prudential Unit Trusts for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts or certain additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the ``Exchange Trusts''). Such units may be acquired at prices based on reduced sales charges per unit. The purpose of such reduced sales charges is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option. Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine the investment objective prior to the exercise of this option.

      This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit Holder resides. While it is the Sponsor's intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders. In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his units without further instruction from the Unit Holder.

      Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Unit Holder will be permitted to add cash in an amount to round up to the next highest number of whole units. When units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

      To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to use the proceeds from the sale of his Units to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit Holder may select the series or group of series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

      The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Securities in the Portfolio plus accrued interest. Units of the Exchange Trust will be sold to the Unit Holder at a price equal to the Public Offering Price per unit of the securities in that portfolio plus accrued interest and the applicable sales charge of $15 per Unit. Excess proceeds not used to acquire whole units will be paid to the exchanging Unit Holder.

      Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts may elect to apply the cash proceeds of sale or redemption of those units directly
                                       23
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
to acquire available units of any Exchange Trust at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest of which units are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

      For example, assume that a Unit Holder, who has three units of a Trust with a 4.75% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.75%. The proceeds from the Unit Holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,989.50 [$3,800 for the units and $189.50 for the 4.75% sales charge (4.987% of the net amount invested)].

Tax Consequences

      An exchange of Units pursuant to the Exchange Option will generally constitute a ``taxable event'' under the Code, i.e. a Unit Holder will recognize a gain or loss at the time of the exchange. However, an exchange of Units of a series of the National Municipal Trust or Prudential Unit Trusts for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes will not constitute a taxable event to the extent that the underlying Securities in each trust do not differ materially either in kind or in extent. Unit Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

                              REINVESTMENT PROGRAM

      Distributions of interest and principal, if any, are made to Unit Holders monthly for Prudential Unit Trusts and monthly, quarterly or semiannually for a National Municipal Trust. The Unit Holder will have the option of either receiving his income check from the Trustee or reinvesting the distribution in an open-end diversified management investment company offered by the Sponsor whose investment objective is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Participation in any such fund is conditioned on such funds' lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained. Upon enrollment in the reinvestment program, the Trustee will direct interest distributions and principal distributions, if any, to the designated fund. The Reinvestment Program does not involve insured securities. The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in this reinvestment program will apply to all Units of a Trust owned by such Unit Holder. The Unit Holder should read the prospectus for a reinvestment program carefully before deciding to participate.

                              EXPENSES AND CHARGES

Fees

      The Portfolio supervision fee (the ``Supervision Fee''), which is earned for Portfolio supervisory services, is based upon the aggregate face amount of Securities in a Trust at the beginning of each calendar year.

      The Supervision Fee, which is not to exceed the amount (set forth in Part A--``Summary of Essential Information'') per $1,000 face amount of Securities in a Trust, may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of the National Municipal Trust or Prudential Unit Trusts in any calendar year exceed the aggregate cost to it and/or an affiliate thereof of supplying such services in such year. For a description of the Portfolio supervisory services to be provided by the Sponsor and/or an affiliate thereof, see ``Sponsor--Responsibility.'' The Supervision Fee will be paid to the Sponsor by a Trust. The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof, has agreed to advise the Sponsor regarding the Sponsor's Portfolio supervisory services and will be compensated by the Sponsor for such advisory services.

      The cost of the Portfolio Insurance obtained by an Insured Trust is an annual amount set forth in Part A-- ``Summary of Essential Information'' and is payable so long as such Insured Trust retains the Securities thus insured. Premiums for the Portfolio Insurance are payable monthly in advance by the Trustee on behalf of an Insured Trust. As Securities in the Portfolio are redeemed by their respective Issuers or are sold by the Trustee, the amount of premium
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
will be reduced to reflect elimination of those Securities no longer owned by and held in an Insured Trust. Securities for which insurance has been obtained by the Issuer from Financial Guaranty are also covered by the Portfolio Insurance but no premium is charged for the insurance obtained by an Insured Trust on such Securities. Securities for which insurance has been obtained by an Issuer from insurance companies other than Financial Guaranty are also covered by an Insured Trust's Portfolio Insurance but the premiums for insurance obtained by an Insured Trust on such Securities reflect the existence of the insurance obtained by the issuer from such other insurance companies. The premiums payable for Permanent Insurance with respect to a Security will be paid solely from the proceeds of the sale of such Security in the event the Trustee exercises the right to obtain Permanent Insurance on the Security.

      For its service as Trustee under the Indenture, the Trustee receives an annual fee in the amount set forth under Part A--``Summary of Essential Information.''

      For each evaluation of the Securities in a Trust, the Evaluator will receive a fee in the amount set forth under Part A--``Summary of Essential Information.''

      The Supervision Fee accrues quarterly but is paid annually, and the Trustee's fees and the Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account, to the extent funds are available, and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification ``All Services Less Rent'' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture.

Other Charges

      The following additional charges are or may be incurred by a Trust as more fully described in the Indenture (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) all taxes and various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any losses, liabilities or expenses incurred by it in the administration of a Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of a Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or a Trust under Federal or state securities laws so long as the Sponsor is maintaining a market for the Units.

      The fees and expenses set forth herein for a Trust are payable out of such Trust and when so paid by or owing to the Trustee are secured by a lien on such Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts. To the extent Securities are sold, the size of such Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum principal amount in which Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses.

                             RIGHTS OF UNIT HOLDERS

Certificates

      Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

      Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit Holder may be required to pay $2.00 per certificate reissued or transferred, and will be required to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated Certificates should be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

      Interest and principal received by a Trust will be distributed on each Distribution Date on a pro rata basis to Unit Holders of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit Holders on previous Distribution Dates. (See Part A--``Summary of Essential Information,'' and ``Expenses and Charges'' and ``Rights of Unit Holders--Redemption'' herein.)

      The Trustee will credit to the Interest Account all interest received by a Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit will be computed by the Trustee as of each Record Date. (See ``Summary of Essential Information'' in Part A.) Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to Unit Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount including such Unit Holders' pro rata share of the estimated annual income to be credited to the Interest Account after deducting estimated expenses (the ``Interest Distribution'') plus such Unit Holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Interest Distribution per Unit initially set forth under ``Summary of Essential Information'' in Part A will change as the income and expenses of the Trust change, as Securities are exchanged, redeemed, paid down or sold.

      Normally, interest on the Securities in the Portfolio is paid on a semi-annual basis. Because interest is not received by a Trust at a constant rate throughout the year, any Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctations in interest distributions resulting from such variances, the Trustee is required by the Indenture to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Securities for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Securities by reducing the amount otherwise distributable per Unit with respect to one or more Interest Distributions. If Units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit Holder will be subject to a greater pro rata reduction in his Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit Holders and are available for use by United States Trust Company of New York, pursuant to normal banking procedures.

      In addition, because of the varying interest payment dates of the Securities comprising a Trust's Portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit Holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit Holder sells all or a portion of his Units a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Unit Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will include accrued interest. (See ``Rights of Unit Holders-- Redemption--Computation of Redemption Price per Unit.'')

      Purchasers of Units who desire to receive National Municipal Trust distributions on a semiannual or quarterly basis may elect to do so at the time of purchase if such option is available. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the twentieth day of the preceding month, record dates for quarterly distributions will be the twentieth day of March, June, September and December, and record dates for semiannual distributions will be the twentieth day of June and December.

      The plan of distribution selected by a Unit Holder will remain in effect until changed. Unit Holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. If more than one payment option is available, the Trustee will furnish each Unit Holder a card in November of each year,
                                       26
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to be returned to the Trustee by December 20 of such year if the Unit Holder desires to change his plan of distribution. Unit Holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their Certificate to the Trustee. If the card and Certificate are returned to the Trustee, the change will become effective on December 21 of such year for the ensuing twelve months. If the card and Certificate are not returned to the Trustee, the Unit Holder will be deemed to have elected to continue with the same plan for the following twelve months.

      As of the first or twentieth day of each month for Prudential Unit Trusts and each National Municipal Trust, respectively, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trust. (See ``Expenses and Charges.'') The Trustee may also withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets for purposes of determining the amount of distributions until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See ``Rights of Unit Holders--Redemption.'') The Trustee is also entitled to withdraw from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, on one or more Record Dates as may be appropriate, amounts sufficient to recoup advances which it has made in anticipation of the receipt by the Trust of interest in respect of Securities which subsequently fail to pay interest when due.

Reports and Records

      The Trustee shall furnish Unit Holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the Issuer of any of the Securities fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the Issuer and the Securities, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate face amount of Securities which such security represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Security. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit Holder of record, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities), and, if the Issuers of the Securities are located in different states or possessions or in the Commonwealth of Puerto Rico, the percentage of such interest by such states or other jurisdictions, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing interest and any premium paid to obtain Permanent Insurance), deductions for payments of applicable taxes and for fees and expenses of a Trust and redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

      The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the report of such accountants will be furnished by the Trustee to Unit Holders upon request.

      The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit Holders, certificates issued or held, a current list of Securities in the portfolio and a copy of the Indenture.

                                       27
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Redemption

Tender of Units

      Units may be tendered to the Trustee for redemption at its corporate trust office at 770 Broadway, New York, New York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

      Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

      Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the ``Summary of Essential Information'' in Part A on the date of tender. (See ``Redemption--Computation of Redemption Price per Unit.'') The ``date of tender'' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the first day after such date on which the New York Stock Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption, see ``Redemption--Purchase by the Sponsor of Units Tendered for Redemption.''

      Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of a Trust will be reduced.

      The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trustee is not liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

Computation of Redemption Price per Unit

      The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Securities in a Trust (or contracts for Securities to be acquired by a Trust) as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in a Trust (or contracts for securities to be acquired by a Trust) on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in a Trust, and accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of a Trust, (b) the accrued expenses of a Trust, and (c)
cash held for distribution to Unit Holders of record as of a date prior to the evaluation. Accrued interest payable in respect of the Units from the date of tender to, but not including, the fifth business day thereafter also comprises a part of the Redemption Price per Unit. The Evaluator may determine the value of the Securities in a Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be attributed to the Portfolio Insurance obtained by an Insured Trust on a Security or to an Insured Trust's right to obtain Permanent Insurance on such Security in the event of its sale of such Security, unless such Security is in default in payment of principal or interest or in significant risk of such default. Securities insured under a policy obtained by the Issuer thereof or by the Sponsor on the Date of Deposit are entitled to the benefits of such insurance at all times and
                                       28
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such benefits are reflected and included in the market value of such Securities.
(See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance--Insured to Maturity.'')

Purchase by the Sponsor of Units Tendered for Redemption

      The difference between the bid and offering prices of the Bonds may be expected to average 1 1/2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1%, and in the case of inactively traded bonds such difference usually will not exceed 3%. The price at which Units may be redeemed could be less than the price paid by the Unit Holder.

      The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See ``Public Offering of Units--Secondary Market.'') Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

      The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See ``Public Offering of Units--Public Offering Price.'') Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower resale or redemption price subsequent to its acquisition of such Units. (See ``Public Offering of Units--Profit of Sponsor.'')

                                    SPONSOR

      Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

      Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series) and for Class B shares of Global Utility Fund, Nicholas-Applegate Fund, Inc. (Growth Equity Fund), Prudential California Municipal Fund (California Series), Prudential Equity Fund, Prudential Equity Income Fund, Prudential FlexiFund, Prudential Global Fund, Prudential Global Genesis Fund, Prudential Global Natural Resources Fund, Prudential GNMA Fund, Prudential Government Plus Fund, Prudential Growth Opportunity Fund, Prudential High Yield Fund, Prudential IncomeVertibleR Plus Fund, Prudential Multi-Sector Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Prudential Research Fund, Prudential Short-Term Global Income Fund, Prudential Strategic Income Fund, Prudential Total Return Fund, Prudential U.S. Government Fund, and Prudential Utility Fund.

Limitations on Liability

      The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from any action in good faith or for errors in judgment or liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities, except in case of its own willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. (See ``Sponsor--Responsibility.'')

Responsibility

      Although the Sponsor and Trustee do not presently intend to dispose of insured Securities in the event of default, nevertheless, the Indenture permits the Sponsor to direct the Trustee to dispose of any Security in a Trust upon the happening of certain events, including without limitation, the following:

      1. Default in the payment of principal or interest on any Security when due and payable,

      2. Institution of legal proceedings seeking to restrain or enjoin the payment of any Security or attacking their validity,

      3. A breach of covenant or warranty which could adversely affect the payment of debt service on the Security,

      4. Default in the payment of principal or interest on any other outstanding obligations of the same Issuer of any Security,

      5. In the case of a Security that is a revenue bond, a fall in revenues, based upon official reports, substantially below the estimated revenues calculated to be necessary to pay principal and interest,

      6. A decline in market price to such an extent, or such other market or credit factor, as in the opinion of the Sponsor would make retention of a Security detrimental to a Trust and to the interests of the Unit Holders,

      7. Refunding or refinancing of the Security, as set forth in the Indenture, or

      8. The loss of Federal income tax exemption with respect to interest on the Security, and, in case of an Insured Trust, a determination by the Sponsor that any insurance that may be applicable to the Security cannot be relied upon to maintain the interests of such Insured Trust to at least as great an extent as such disposition.

      The Sponsor and/or an affiliate thereof intend to continuously monitor developments affecting the Securities in each Trust in order to determine whether the Trustee should be directed to dispose of any such Securities.

      It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an Issuer of any of the Securities to issue new obligations in exchange and substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the Issuer is in default with respect to such Security or in the judgment of the Sponsor the Issuer will probably default in respect to such Security in the foreseeable future.

      Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for any of the underlying Securities, the Trustee is required to give notice thereof to each Unit Holder, identifying the Securities eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

Resignation

      If at any time the Sponsor shall resign under the Indenture or shall fail to perform or be incapable of performing its duties thereunder or shall become bankrupt or if its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, or (2) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action.

                                    TRUSTEE

      The Trustee is United States Trust Company of New York, with its principal place of business at 114 West 47th Street, New York, New York 10036 and a corporate trust office at 770 Broadway, New York, New York 10003. United States Trust Company of New York has, since its establishment in 1853, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing House Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in a Trust, the Trustee may use the services of the Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

      The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future laws of the United States or any other authority having jurisdiction.

Responsibility

      For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under ``Rights of Unit Holders'' and ``Sponsor--Resignation.''

Resignation

      By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If, among other reasons, the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                   EVALUATOR

      The Evaluator is Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

      The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Unit Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

      The Indenture requires the Evaluator to evaluate the Securities in a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their bid prices, see ``Public Offering of Units-- Public Offering Price.''

Resignation

      The Evaluator may resign or may be removed by the Sponsor, and in such event, the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

Amendment

      The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit Holders; provided, that the Indenture may also be amended by the Sponsor and the Trustee (or the performance of any of the provisions of the Indenture may be waived) with the consent of Unit Holders owning 51% of the Units of a Trust at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event, however, shall the Indenture be amended to increase the number of Units issuable thereunder, to permit the deposit or acquisition of securities or other property either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities, or to provide the Trustee with the power to engage in business or investment activities not specifically authorized in the Indenture as originally adopted or so as to adversely affect the characterization of a Trust as a grantor trust for federal income tax purposes. In the event of any amendment, the Trustee is obligated to notify promptly all Unit Holders of the substance of such amendment.

Termination

      A National Municipal Trust may be terminated at any time by the consent of the holders of the percentage of the Units as specified in Part A--``Summary of Essential Information'' and certain National Municipal Trusts may be terminated at the Trustee's discretion when the value of a trust is within the dollar amounts specified in Part A-- ``Summary of Essential Information.'' Certain National Municipal Trusts must be terminated by the Trustee if the value of such a trust is less than the dollar amount specified in Part A--``Summary of Essential Information'' and certain other National Municipal Trusts must be terminated at the direction of the Sponsor if the value of such a trust is less than the dollar amount specified in Part A--``Summary of Essential Information.'' In the case of the Prudential Unit Trusts, a Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the value of the Trust as shown on the last business day of June or December in any year is less than 40% of the principal amount of the Securities initially deposited therein. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under ``Summary of Essential Information in Part A.'' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders. Within a reasonable period after termination, the Trustee will sell any Securities remaining in a Trust, and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts. The sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unit Holder upon termination may be less than the principal amount of Securities represented by the Units held by such Unit Holder.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Units offered hereby have been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor. Brown & Wood, One World Trade Center, New York, New York 10048, has acted as special tax counsel to Financial Guaranty with respect to the Federal income tax status of payments under Financial Guaranty policies to certain Insured Prudential Unit Trusts.

                                    AUDITORS

      The financial statements of the Trusts included in this Prospectus have been examined by Deloitte & Touche, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

                                 BOND RATINGS+

      All ratings except those identified otherwise are by Standard & Poor's Corporation.

Standard & Poor's Corporation

      A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

      The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to Standard & Poor's by the Issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default--capacity and willingness of the obligor as to the timely payments of interest and repayment of principal in accordance with the terms of the obligation;

        II. Nature of and provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

            AAA--This is the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

            AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

            A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

            BB, B, CCC, CC, C--Bonds which are rated BB, B, CCC, CC and C are regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            Plus (+) or Minus (-): The ratings from ``AA'' to ``CCC'' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Provisional Ratings: The letter ``p'' following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project,
------------------

+As described by the rating agencies.

     makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

            Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as ``investment grade'' ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

            In some circumstances the continuance of a security rating is contingent upon Standard & Poor's receipt of executed copy of an escrow agreement or the closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's Investors Service

      A brief description of the applicable Moody's Investors Service's rating symbols and their meanings is as follows:

            Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as ``gilt edge''. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those municipal bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Conditional ratings, indicated by ``Con'' are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch Investors Service, Inc.

      A Brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

            AAA--Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            AA--Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

            A--Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            BBB--Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in ceconomic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

            BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

            B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

            CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

            CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

            C--Bonds are in imminent default in payment of interest or principal.

            DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

            Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `AAA', `DDD', `DD' or `D' categories.

            Conditional--A conditional rating is promised on the successful completion of a project of the occurrence of a specific event.

            Suspended--A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

            Withdrawn--A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

            FitchAlert--Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as ``Positive'', indicating a potential upgrade, ``Negative'', for potential downgrade, or ``Evolving'', where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

        Credit Trend--Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:


         Improving             up arrow
         Stable                left/right arrow
         Declining             down arrow
         Uncertain             up/down arrow

      Credit trend indicators are not predictions that any rating change will occur, and have a longer term time frame than issues placed on FitchAlert.

------------------

      NR--Not rated (credit characteristics comparable to A or better on the Date of Deposit except for certain trusts rated less than A or better on the Date of Deposit), indicates, among other things, that no rating has been requested, that there is insufficient information on which to base a rating or that a particular type of obligation is not rated as a matter of rating agency policy. Subsequent to the Date of Deposit the credit characteristics of the Issuers of the Securities may have changed. Currently, certain of the Securities in the Portfolio of a Trust may be unrated and have credit characteristics comparable to securities rated below the minimum requirements of such Trust for acquisition of a Security. See Part A--``Schedule of Portfolio Securities'' herein to ascertain the ratings on the Securities, if any, on the date of the Schedule of Portfolio Securities.

            This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

            The facing sheet on Form S-6.

            The Prospectus.

            Signatures.

            Consent of independent public accountants and consent of evaluator; all other consents were previously filed.

                                      UNDERTAKING

                  The Sponsor undertakes that it will not instruct the
            Trustee to accept from (i) Financial Guaranty Insurance Company, Municipal Bond Insurance Association or any other insurance company affiliated with Sponsor, in settlement of any claim, less than an amount sufficient to pay any principal or interest (and, in the case of a taxability redemption, premium) then due on any Security in accordance with the municipal bond guaranty insurance policy attached to such Security or (ii) any affiliate of the Sponsor who has any obligation with respect to any Security, less than the full amount due pursuant to the obligation, unless such instructions have been approved by the Securities and Exchange Commission pursuant to Rule 17d-1 under the investment Company Act of 1940.

            The following Exhibits:

         ****Ex-3.(i)  -    Restated Certificate of Incorporation of
                              Prudential Securities Incorporated dated
                              March 29, 1993.
       *****Ex-3.(ii)  -    Revised By-Laws of Prudential Securities
                              Incorporated as amended through March 31,
                              1995.
                +Ex-4  -    Trust Indenture and Agreement dated
                              September 6, 1989.
               *Ex-23  -    Consent of Kenny S&P Evaluation Services, a
                              division of J.J. Kenny Co., Inc. (as
                              evaluator).
             ***Ex-24  -    Powers of Attorney executed by a majority of
                              the Board of Directors of Prudential
                              Securities Incorporated.
              *Ex-27   -    Financial Data Schedule for Series 162.
              *Ex-27.1 -    Financial Data Schedule for Multistate
                              Series 60 (California Trust).
              *Ex-27.2 -    Financial Data Schedule for Multistate Series
                              60 (New York Trust).

               Ex-99   -    Information as to Officers and Directors of
                              Prudential Securities Incorporated is
                              incorporated by reference to Schedules A and
                              D of Form BD filed by Prudential Securities
                              Incorporated pursuant to Rules l5b1-1 and
                              l5b3-1 under the Securities Exchange Act of
                              1934 (1934 Act File No. 8-16267).
            **Ex-99.2  -    Affiliations of Sponsor with other investment
                              companies.
            **Ex-99.3  -    Broker's Blanket Policies, Standard Form No. 14
                              in the aggregate amount of $62,500,000.
             +Ex-99.4   -   Investment Advisory Agreement.
_________________________

        *   Filed herewith.

       ** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Prudential Unit Trusts, Insured Tax-Exempt Series 1,
            Registration No. 2-89263.

      *** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust Series 172, Registration No. 33-54681.

     **** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust Series 5, Registration No. 33-57992.

    ***** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 177, Registration No. 33-57845.

        + Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Insured Series 43, Registration No. 33-29314.

                                SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant, National Municipal Trust, Series 162 and Multistate Series 60 certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or amendments thereto to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 19th day of October, 1995.

                         NATIONAL MUNICIPAL TRUST,
                         Series 162
                         Multistate Series 60
                           (Registrant)

                         By PRUDENTIAL SECURITIES INCORPORATED
                              (Depositor)

                         By the following persons,* who
                            constitute a majority of the
                            Board of Directors of Prudential
                            Securities Incorporated


                                   Alan D. Hogan
                                   George A. Murray
                                   Leland B. Paton
                                   Vincent T. Pica
                                   Richard A. Redeker
                                   Hardwick Simmons
                                   Lee B. Spencer, Jr.

                         By    Kenneth Swankie
                               (Kenneth Swankie
                               Senior Vice President,
                               Manager--Unit Investment
                               Trust Department, as authorized
                               signatory for Prudential Securities
                               Incorporated and Attorney-
                               in-Fact for the persons
                               listed above)
_____________________

*    Pursuant to Powers of Attorney previously filed.

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

                            CONSENT OF COUNSEL


          The consents of counsel to the use of their names in the Prospectus included in this Registration Statement are contained in their opinions filed as Exhibit 5 and 8-CA to the Registration Statement.

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
                      CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated September 15, 1995, accompanying the financial statements of the National Municipal Trust Series 162 (Uninsured) and Multistate Series 60 consisting of the California Trust (Insured) and the New York Trust (Insured) included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.


DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP


October 18, 1995
New York, New York

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